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                                                                  Exhibit 4.01
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                            CETUS CORPORATION

                                    TO

                          BANKERS TRUST COMPANY,
                                        TRUSTEE

                          ----------------------

                                INDENTURE
                         Dated as of May 21, 1987

                            ------------------

                             U.S. $100,000,000
           5 1/4 PER CENT. CONVERTIBLE SUBORDINATED DEBENTURES
                                DUE 2002

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                            TABLE OF CONTENTS

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PARTIES...................................................        1
RECITALS OF THE COMPANY...................................        1


                              ARTICLE ONE

                  Definitions and Other Provisions of
                          General Application

Section 101. Definitions:
             Act..........................................        2
             Affiliate; control...........................        2
             Authenticating Agent.........................        2
             Authorized Newspaper.........................        2
             Bearer Security..............................        2
             Board of Directors...........................        3
             Board Resolution.............................        3
             Business Day.................................        3
             Closing Market Price Per Share...............        3
             Common Stock.................................        3
             Company......................................        4
             Company Request; Company Order...............        4
             Conversion Agent.............................        4
             Conversion Price.............................        4
             Converted Securities.........................        4
             Corporate Trust Office.......................        4
             corporation..................................        4
             coupon.......................................        4
             Defaulted Interest...........................        4
             Dollar; U.S.$................................        4
             Event of Default.............................        5
             Exchange Date................................        5
             Global Security..............................        5
             Holder.......................................        5
             Indenture....................................        5
             Interest Payment Date........................        5
             Maturity.....................................        5
             Officers' Certificate........................        5
             Opinion of Counsel...........................        5
             Outstanding..................................        5
             Paying Agent.................................        6
             Paying Agency Agreement......................        7

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NOTE: This table of contents shall not, for any purpose, be deemed part of the Indenture.

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Section 101. Definitions:
             Person.......................................        7
             Place of Conversion..........................        7
             Place of Payment.............................        7
             Predecessor Security.........................        7
             Principal Office.............................        7
             Principal Paying Agent.......................        7
             Redemption Date..............................        7
             Redemption Price.............................        7
             Registered Security..........................        7
             Regular Record Date..........................        8
             Responsible Officer..........................        8
             Rights.......................................        8
             SBCI.........................................        8
             Security Register; Security Registrar........        8
             Senior Debt..................................        8
             Special Record Date..........................        9
             Stated Maturity..............................        9
             Subsidiary...................................        9
             Transfer Agent...............................        9
             Trustee......................................        9
             United States................................        9
             United States Alien..........................        9
             United States Bank Branch....................        9
             United States Institutional Investor.........        9
             Vice President...............................       10
Section 102. Form of Documents Delivered to Trustee.......       10
Section 103. Acts of Holders of Securities................       10
Section 104. Notices, Etc., to Trustee and Company........       12
Section 105. Notice to Holders of Securities; Waiver......       13
Section 106. Effect of Headings and Table of Contents.....       14
Section 107. Successors and Assigns.......................       14
Section 108. Separability Clause..........................       15
Section 109. Benefits of Indenture........................       15
Section 110. Governing Law; Submission to Jurisdiction....       15
Section 111. Legal Holidays...............................       15

                                ARTICLE TWO

                               Security Forms

Section 201. Forms Generally..............................       17
Section 202. Forms of Definitive Securities...............       17
Section 203. Form of Temporary Global Security............       34
Section 204. Form of Coupon...............................       37
Section 205. Form of Trustee's Certificate of
               Authentication.............................       40
Section 206. Form of Conversion Notice....................       40

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                                ARTICLE THREE

                               The Securities

Section 301. Title and Terms..............................       42
Section 302. Denominations................................       42
Section 303. Execution, Authentication, Delivery and
               Dating.....................................       43
Section 304. Temporary Global Security; Exchange of
               Temporary Global Security for Definitive
               Securities.................................       44
Section 305. Registration, Registration of Transfer and
               Exchange...................................       46
Section 306. Mutilated, Destroyed, Lost or Stolen
               Securities and Coupons.....................       49
Section 307. Payment of Interest; Interest Rights
               Preserved..................................       50
Section 308. Persons Deemed Owners........................       53
Section 309. Cancellation.................................       53
Section 310. Computation of Interest......................       54

                              ARTICLE FOUR

                       Satisfaction and Discharge

Section 401. Satisfaction and Discharge of Indenture......       55
Section 402. Application of Trust Money...................       56

                              ARTICLE FIVE

                                Remedies

Section 501. Events of Default............................       58
Section 502. Acceleration of Maturity; Rescission and
               Annulment..................................       60
Section 503. Collection of Indebtedness and Suits for
               Enforcement by Trustee.....................       61
Section 504. Trustee May File Proofs of Claim.............       62
Section 505. Trustee May Enforce Claims Without
               Possession of Securities or Coupons........       63
Section 506. Application of Money Collected...............       63
Section 507. Limitation on Suits..........................       64
Section 508. Unconditional Right of Holders to Receive
               Principal, Premium and Interest and to
               Convert....................................       65
Section 509. Restoration of Rights and Remedies...........       65
Section 510. Rights and Remedies Cumulative...............       66

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Section 511. Delay or Omission Not Waiver.................       66
Section 512. Control by Holders of Securities.............       66
Section 513. Waiver of Past Defaults......................       67
Section 514. Undertaking for Costs........................       67
Section 515. Waiver of Stay or Extension Laws.............       68

                                  ARTICLE SIX

                                  The Trustee

Section 601. Certain Duties and Responsibilities..........       69
Section 602. Certain Rights of Trustee....................       70
Section 603. Not Responsible for Recitals or Issuance of
               Securities.................................       71
Section 604. May Hold Securities, Act as Trustee Under
               Other Indentures...........................       72
Section 605. Money Held in Trust..........................       72
Section 606. Compensation and Reimbursement...............       72
Section 607. Corporate Trustee Required; Eligibility......       73
Section 608. Resignation and Removal; Appointment of
               Successor..................................       74
Section 609. Acceptance of Appointment by Successor.......       75
Section 610. Merger, Conversion, Consolidation or
               Succession to Business.....................       76
Section 611. Appointment of Authenticating Agent..........       76

                                 ARTICLE SEVEN

                   Consolidation, Merger, Conveyance, Transfer
                                   or Lease

Section 701. Company May Consolidate, Etc., Only on
               Certain Terms..............................       79
Section 702. Successor Substituted........................       80

                                 ARTICLE EIGHT

                            Supplemental Indentures

Section 801. Supplemental Indentures Without Consent of
               Holders....................................       81
Section 802. Supplemental Indentures with Consent of
               Holders....................................       81
Section 803. Execution of Supplemental Indentures.........       83
Section 804. Effect of Supplemental Indentures............       83

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Section 805. Reference in Securities to Supplemental
               Indentures.................................       83
Section 806. Notice of Supplemental Indentures............       83

                                 ARTICLE NINE

                      Meetings of Holders of Securities

Section 901. Purposes for Which Meetings May Be Called....       85
Section 902. Call, Notice and Place of Meetings...........       85
Section 903. Persons Entitled to Vote at Meetings.........       86
Section 904. Quorum; Action...............................       86
Section 905. Determination of Voting Rights; Conduct and
               Adjournment of Meetings....................       87
Section 906. Counting Votes and Recording Action of
               Meetings...................................       88

                                 ARTICLE TEN

                                  Covenants

Section 1001. Payment of Principal, Premium and
                Interest..................................       89
Section 1002. Maintenance of Offices or Agencies..........       89
Section 1003. Money for Security Payments to Be Held in
                Trust.....................................       91
Section 1004. Additional Interest.........................       93
Section 1005. Corporate Existence.........................       94
Section 1006. Maintenance of Properties...................       94
Section 1007. Payment of Taxes and Other Claims...........       95
Section 1008. Statement of Officers as to Default.........       95
Section 1009. Waiver of Certain Covenants.................       95
Section 1010. Waiver of Usury Laws........................       96

                               ARTICLE ELEVEN

                         Redemption of Securities

Section 1101. Right of Redemption.........................       97
Section 1102. Applicability of Article....................       97
Section 1103. Election to Redeem; Notice to Trustee.......       97
Section 1104. Selection by Trustee of Securities to Be
                Redeemed..................................       98
Section 1105. Notice of Redemption........................       99
Section 1106. Deposit of Redemption Price..................     100
Section 1107. Securities Payable on Redemption Date........     100
Section 1108. Registered Securities Redeemed in Part.......     101

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                               ARTICLE TWELVE

                           Conversion of Securities

Section 1201. Conversion Privilege and Conversion Price...      103
Section 1202. Exercise of Conversion Privilege............      103
Section 1203. Fractions of Shares.........................      105
Section 1204. Adjustment of Conversion Price..............      105
Section 1205. Notice of Adjustments of Conversion Price...      109
Section 1206. Notice of Certain Corporation Action........      109
Section 1207. Company to Reserve Common Stock.............      111
Section 1208. Taxes on Conversions........................      111
Section 1209. Covenant as to Common Stock.................      111
Section 1210. Cancellation of Converted Securities........      112
Section 1211. Provisions in Case of Consolidation,
                Merger, Sale of Assets or
                Reclassification..........................      112
Section 1212. Responsibility of Trustee for Conversion
                Provisions................................      113

                               ARTICLE THIRTEEN

                          Subordination of Securities

Section 1301. Securities Subordinate to Senior Debt.......      115
Section 1302. Payment Over of Proceeds Upon Dissolution,
                Etc.......................................      115
Section 1303. Prior Payment to Senior Debt Upon
                Acceleration of Securities................      116
Section 1304. No Payment When Senior Debt in Default......      117
Section 1305. Payment Permitted If No Default.............      118
Section 1306. Subrogation to Rights of Holders of Senior
                Debt......................................      118
Section 1307. Provisions Solely to Define Relative
                Rights....................................      119
Section 1308. Trustee to Effectuate Subordination.........      120
Section 1309. No Waiver of Subordination Provisions.......      120
Section 1310. Notice to Trustee...........................      120
Section 1311. Reliance on Judicial Order or Certificate
                of Liquidating Agent......................      121
Section 1312. Trustee Not Fiduciary for Holders of Senior
                Debt......................................      122
Section 1313. Rights of Trustee as Holder of Senior Debt;
                Preservation of Trustee's Rights..........      122
Section 1314. Article Applicable to Paying Agents.........      122

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TESTIMONIUM...............................................      124
SIGNATURES AND SEALS......................................      125
ACKNOWLEDGEMENTS..........................................      126

EXHIBIT A     Form of certificate to be given by Euro-clear
                and CEDEL S.A.
EXHIBIT B     Form of certificate to be given by Account Holders
EXHIBIT C     Form of Investment Letter for U.S. Bank Branch
EXHIBIT D     Form of certificate to be given by SBCI
EXHIBIT E     Form of letter delivered by United States
                Institutional Investors, to be attached to the certificate given by SBCI
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                                      vii

          INDENTURE, dated as of May 21, 1987, between CETUS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 1400 Fifty-Third Street, Emeryville, California 94608, and Bankers Trust Company, a New York State banking corporation having its principal corporate trust and agency office at Four Albany Street, New York, New York 10015, Trustee (herein called the "Trustee").

                            Recitals of the Company

          The Company has duly authorized the creation of an issue of its 5 1/4 per cent. Convertible Subordinated Debentures due 2002 (herein called the "Securities") and the coupons, if any, thereto appertaining, of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Securities and the coupons, if any, thereto appertaining, when the Securities are executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities and the coupons, if any, thereto appertaining, as follows:

                                 ARTICLE ONE

                      Definitions and Other Provisions
                           of General Application

          SECTION 101. DEFINITIONS.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; and

          (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 103.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 611.

          "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

          "Bearer Security" means any Security in the form for Bearer Securities set forth in Section 202 payable to bearer.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

          "Business Day", when used with respect to any Place of Payment or Place of Conversion, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or Place of Conversion, as the case may be, (or on which banking institutions in London or New York) are authorized or obligated by law to close.

          "Closing Market Price Per Share" means, for any trading day, the last reported sales price regular way of the Common Stock or, in case no such reported sale takes place on such trading day, the average of the reported closing bid and asked prices regular way of the Common Stock, in either case on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange within the United States on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange within the United States, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market as reported by National Association of Securities Dealers' Automated Quotation System ("NASDAQ") or, if not so reported by NASDAQ, the average of the closing bid and asked prices of the Common Stock as furnished by any leading New York Stock Exchange member firm selected from time to time by the Company for that purpose.

          "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 1211, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Company at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; PROVIDED that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order in the form of an Officers' Certificate.

          "Conversion Agent" means any Person authorized by the Company to convert Securities in accordance with Article Twelve.

          "Conversion Price" has the meaning specified in Section 1201.

          "Converted Securities" means all Securities which have been converted pursuant to Article Twelve.

          "Corporate Trust Office" means the principal office of the Trustee in New York City, at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at 4 Albany Street, New York, New York 10015.

          "corporation" includes corporations, associations, companies and business trusts.

          "coupon" means any interest coupon appertaining to a Bearer
Security.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Dollar" or "U.S. $" means a dollar or other equivalent unit in such coin or currency of the United

States of America as at the time shall be legal tender for the payment of public and private debts.

          "Event of Default" has the meaning specified in Section 501.

          "Exchange Date" means the date 90 days after completion of distribution of the Securities as advised by SBCI to the Trustee in writing pursuant to Section 304.

          "Global Security" means a temporary security in the form set forth in Section 203.

          "Holder", when used with respect to any Security, means in the case of a Registered Security the Person in whose name the Security is registered in the Security Register and in the case of a Bearer Security or the Global Security the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Interest Payment Date" means the Stated Maturity of an instalment of interest on the Securities.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably satisfactory to the Trustee.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, EXCEPT:

            (i) Securities theretofore cancelled by the Trustee or Principal Paying Agent or delivered to the Trustee or Principal Paying Agent for cancellation;

           (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any coupons thereto appertaining; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee or Principal Paying Agent proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of and premium, if any, or interest on any Securities on behalf of the Company (which term shall include, except where the context otherwise requires, the Principal Paying Agent).

          "Paying Agency Agreement" means the Paying Agency Agreement, dated as of May 21, 1987, between the Company, the Principal Paying Agent and the Paying Agents, Conversion Agents and Transfer Agents named therein.

          "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Conversion" has the meaning specified in Section 301.

          "Place of Payment" has the meaning specified in Section 301.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Principal Office" means the principal office of the Principal Paying Agent in New York City at which at any particular time corporate trust services are administered.

          "Principal Paying Agent" means any Person appointed by the Company as Principal Paying Agent.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registered Security" means any Security in the form for Registered Securities set forth in Section 202 registered in the Security Register.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the May 7 (whether or not a Business Day) next preceding each such Interest Payment Date.

         "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust and Agency Group (or any successor group of the Trustee) including any vice president, assistant vice president, assistant secretary or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Corporate Trust Office because of his knowledge of and familiarity with the particular subject.

         "Rights" has the meaning specified in Section 1204(3).

         "SBCI" means Swiss Bank Corporation International Limited.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Debt" means the present and future principal of and premium, if any, and interest on (a) indebtedness of the Company for money borrowed evidenced by bonds, notes, debentures or similar obligations, including any guaranty by the Company of any indebtedness for money borrowed of any other Person, whether outstanding on the date of the Indenture or thereafter created, assumed or incurred; (b) indebtedness incurred, assumed or guaranteed by the Company in connection with the acquisition by it or a Subsidiary of any other businesses, properties or other assets (except purchase-money indebtedness classified as accounts payable under generally accepted accounting principles); (c) obligations of the Company as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and leases of property or assets made as part of any sale and lease-back transaction to which the Company is a party; (d) reimbursement obligations in respect of letters of credit relating to indebtedness or other obligations of the Company that qualify as Senior Debt; and (e) any refundings, renewals or extensions of any indebtedness described in clauses (a), (b), (c) and (d), unless in the instrument creating or evidencing the indebtedness it is provided that such indebtedness is not superior in right of payment to the Securities.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect to any Security or any instalment of interest thereon, means the date specified in such Security or a coupon representing such instalment of interest as the fixed date on which the principal of such Security or such instalment of interest is due and payable.

         "Subsidiary" means any corporation or other entity at least a majority of the outstanding voting shares of which is at the date of determination directly owned or controlled by the Company or any Subsidiary, or which corporation or entity is otherwise consolidated with the Company for financial reporting purposes.

         "Transfer Agent" means any Person, which may be the Company, authorized by the Company to exchange or register the transfer of Securities.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

         "United States Alien" has the meaning set forth in the forms of Definitive Securities contained in Section 202.

         "United States Bank Branch" means a branch located outside the United States of a bank organized under federal or state law in the United States.

         "United States Institutional Investor" means any Person who delivers the letter in the form of Exhibit E to the Indenture in connection with its acquisition of Securities and as to whom SBCI delivers the certificate in the form of Exhibit D to the Indenture.

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         SECTION 102.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 103.  ACTS OF HOLDERS OF SECURITIES.

         (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by (1) one or more instruments of substantially similar tenor signed by such Holders in person or by agent or proxy duly appointed in writing, (2) the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article Nine, or (3) a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments or so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 906.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of his holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

         (d) The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

         (e) The principal amount and serial numbers of Registered Securities held by any Person, and the date of his holding the same, shall be proved by the Security Register.

         (f) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration or transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         SECTION 104.  NOTICES, ETC., TO TRUSTEE AND COMPANY.

         Any request, demand, authorization, direction, notice, consent, election, waiver of Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder of Securities or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

         (2) the Company by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid, or telexed or telecopied and confirmed by mail, first-class postage prepaid, addressed to it at the address of its principal office specified in the first paragraph of this instrument, to the attention of its Treasurer, or at any other address previously furnished in writing to the Trustee by the Company.

Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

         SECTION 105.  NOTICE TO HOLDERS OF SECURITIES; WAIVER.

         Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event (the expense for which shall be borne by the Company),

         (1) such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in London and, so long as the Securities are listed on the Luxembourg Stock Exchange and such Exchange so requires, in Luxembourg, on a Business Day not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice. If publication in London or Luxembourg is not practicable, such publication shall be in an Authorized Newspaper elsewhere in Western Europe; and

         (2) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security, at the address of such Holder as it appears in the Security Register, not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice.

         Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered

Securities as provided above. In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder.

         In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice by publication to Holders of Bearer Securities given as provided above. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Registered Securities as shall be made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         SECTION 106.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 107.  SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 108.  SEPARABILITY CLAUSE.

         In case any provision in this Indenture or in the Securities or coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 109.  BENEFITS OF INDENTURE.

         Nothing in this Indenture or in the Securities or coupons, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Debt and the Holders of Securities and coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 110.  GOVERNING LAW; SUBMISSION TO JURISDICTION.

         This Indenture and each of the Securities and coupons shall be governed by and construed in accordance with the laws of the State of New York.

         The Company hereby submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in New York City solely for the purpose of any legal action or proceeding brought to enforce the Company's obligations hereunder or with respect to any Security. As long as any of the Securities remain outstanding, the Company shall have an authorized agent in New York City upon whom process may be served in any such legal action or proceeding. Service of process upon such agent and written notice of such service mailed or delivered to the Company shall to the extent permitted by law be deemed in every respect effective service of process upon the Company in any such legal action or proceeding. The Company hereby appoints C.T. Corporation System, 1633 Broadway, New York, N.Y. 10019 as its agent for such purposes, and covenants and agrees that service of process in any legal action or proceeding may be made upon it at the corporate trust office or at the principal office in New York City of such agent.

         SECTION 111.  LEGAL HOLIDAYS.

         In any case where any Interest Payment Date, any Redemption Date or the Stated Maturity of any Security or the last day on which a Holder of a Security has the right to convert his Security shall not be a Business Day at any Place of Payment or Place of Conversion or in London or New York, then (notwithstanding any other provision of this Indenture or of the Securities or coupons) payment of interest or principal and premium, if any, or conversion of the Securities need not be made at such Place of Payment or Place of Conversion on such day, but may be made on the next succeeding Business Day at such Place of Payment or Place of Conversion with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or on such last day for conversion, PROVIDED that, in the case of payment, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                  ARTICLE TWO

                                 Security Forms

         SECTION 201.  FORMS GENERALLY.

         The Securities and the coupons shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or applicable law or as may, consistently herewith, be determined necessary or appropriate by the officers executing such Securities and coupons, as evidenced by their execution of the Securities.

         The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

         Conversion notices shall be in substantially the form set forth in this Article.

         The definitive Securities and coupons shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and coupons, as evidenced by their execution of such Securities, and in conformity with the requirements of the Luxembourg Stock Exchange.

         SECTION 202.  FORMS OF DEFINITIVE SECURITIES.

                      [FORM OF FACE]

[IF BEARER SECURITY:

         ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                              CETUS CORPORATION

5 1/4 PER CENT. CONVERTIBLE SUBORDINATED DEBENTURES DUE 2002

No. B-                                                           U.S. $5,000

         CETUS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to bearer upon presentation and surrender of this Security the principal sum of Five Thousand United States Dollars on May 21, 2002 and to pay interest thereon, from May 21, 1987 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on May 21 in each year (each of such dates being an "Interest Payment Date"), commencing May 21, 1988, at the rate of 5 1/4 per cent. per annum, until the principal hereof is paid or made available for payment. Such payments (including premium, if any) shall be made, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to terminate the appointment of any such Paying Agent, only at the main offices of Morgan Guaranty Trust Company of New York in Brussels and London, Banque Internationale a Luxembourg S.A. in Luxembourg, Algemene Bank Nederland N.V. in Amsterdam and Swiss Bank Corporation in Basel, or at such other offices or agencies outside the United States (as defined below) as the Company may designate and notify the Holder as provided on the reverse hereof, by United States dollar check drawn on a bank in The City of New York, or by transfer to a United States dollar account maintained by the Holder with a bank outside the United States. Interest on this Security due on or before maturity (but not any additional interest which may be payable as provided below in respect of principal of, and premium, if any, on, this Security) shall be payable only upon presentation and surrender at such office or agency of the interest coupons hereto attached as they severally mature. No payment of principal, premium or interest with respect to this Security shall be made at the Corporate Trust Office of the Trustee under the Indenture or at the Principal Office of the Principal Paying Agent or at any other office or agency in the United States nor will any such payment be made by mail to an address in the United States or by transfer to an account in the United States. Notwithstanding the foregoing, payment of principal of and premium, if any, and interest on this Security and payment of any such additional interest may be made at the Principal Office of the Principal Paying Agent in the Borough of Manhattan, The City of New York if (but only if) payment of the full amount of such principal, premium, interest or additional interest, as the case may be, at all offices outside the United States maintained for the purpose by the Company in accordance with the Indenture is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the full payment or receipt of such amounts in Dollars.]

[IF REGISTERED SECURITY:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE
WITH SUCH ACT. THE TRANSFER OF THIS SECURITY IS SUBJECT TO CERTAIN
RESTRICTIONS AS SET FORTH IN A LETTER TO SWISS BANK CORPORATION INTERNATIONAL LIMITED AND CETUS CORPORATION EXECUTED BY OR ON BEHALF OF THE HOLDER HEREOF.[*]

            THIS SECURITY CANNOT BE EXCHANGED FOR A BEARER SECURITY.




----------
* This legend to appear only on Securities privately placed with United States Institutional Investors and, except as provided in Section 305 of the Indenture, on Securities issued upon transfer or exchange for such Securities.

                              CETUS CORPORATION

5 1/4 PER CENT. CONVERTIBLE SUBORDINATED DEBENTURES DUE 2002

No. R-                                                          U.S. $_________

         CETUS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ______________ ______________________________, or registered assigns, the principal sum of
______________________ Thousand United States Dollars on May 21, 2002 and to pay interest thereon, from May 21, 1987 or the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on May 21 in each year (each of such dates being an "Interest Payment Date"), commencing May 21, 1988, at the rate of 5 1/4 per cent. per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 7 (whether or not a Business Day) next preceding each such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal of and premium, if any, on this Security shall be made at the option of the Holder (a) at the office in the Borough of Manhattan, The City of New York of the Principal Paying Agent, or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, not less than three Business Days prior to the due date for payment, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts or (b) subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to terminate the appointment of any such Paying Agent, at the main offices of Banque Internationale a Luxembourg S.A. in Luxembourg, or at such other offices or agencies which are both Paying and Transfer Agents as the Company may designate and notify the Holder as provided on the reverse hereof, by United States dollar check drawn on, or by transfer to a United States dollar account maintained by the payee with, a bank in The City of New York. Payment of interest on this Security shall be made by United States dollar check drawn on a bank in The City of New York and mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or upon application by the Holder hereof to the Security Registrar not later than the Regular Record Date in the year the payment is to be received, by transfer to a United States dollar account maintained by the payee with a bank in The City of New York.]

         The Company will, subject to the exceptions and limitations set forth below, pay as additional interest to the Holder of a Security or coupon that is a United States Alien (as defined below) such amounts as may be necessary so that every net payment on such Security or coupon, after withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided in such Security or coupon to be then due and payable. However, the Company will not be required to make any payment of additional interest for or on account of:

         (a) any tax, assessment or other governmental charge that would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor or beneficiary of, or a person holding a power over, such Holder, if such Holder is an estate or a trust, or a member or shareholder of such Holder, if such Holder is a partnership or corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, person holding a power, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in trade or business or present therein or having or having had a permanent establishment therein, or (ii) such Holder's past or present status as a personal holding company, foreign personal holding company or private foundation or other tax-exempt organization for purposes of United States federal income tax or as a corporation that accumulates earnings to avoid United States federal income tax;

         (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

         (c) any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of a Security or coupon for payment more than 15 days after the date on which such payment became due and payable or the date on which payment thereof was duly provided for, whichever occurred later;

         (d) any tax, assessment or other governmental charge that is payable otherwise than by withholding from a payment on a Security or coupon;

         (e) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from a payment on a Security or coupon, if such payment can be made without such withholding by any other Paying Agent;

         (f) any tax, assessment or other governmental charge that would not have been imposed but for a failure to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connection with the United States (or any political subdivision thereof) of the Holder or beneficial owner of a Security or coupon if, without regard to any tax treaty, such compliance is required by statute or regulation of the United States (or any political subdivision or taxing authority thereof or therein) as a precondition to relief or exemption from such tax, assessment or other governmental charge; or

         (g) any tax, assessment or other governmental charge imposed on a Holder that actually or constructively owns 10 per cent. or more of the combined voting power of all classes of voting stock of the Company or that is a controlled foreign corporation related to the Company through stock ownership;

nor shall additional interest be paid with respect to a payment on a Security or coupon to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner that would not have been entitled to the additional interest had such beneficiary, settlor, member or beneficial owner been the Holder of such Security or coupon.

    The term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust. The term "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

    If and so long as the certification, documentation, information or other reporting requirement referred to in the fourth paragraph on the reverse hereof would be fully satisfied by payment of a backup withholding tax or similar charge, the Company may elect to pay as additional interest such amounts as may be necessary so that every net payment made outside the United States following the effective date of such requirement by the Company or any of its Paying Agents in respect of any Bearer Security or any coupon of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Company, any Paying Agent or any governmental authority), after deduction or withholding for or on account of such backup withholding tax or similar charge (other than a backup withholding tax or similar charge which (i) would not be applicable in the circumstances referred to in the second parenthetical clause of the first sentence of the fourth paragraph on the reverse hereof, or (ii) is imposed as a result of presentation of such Bearer Security or coupon for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later), will not be less than the amount provided in such Bearer Security or coupon to be then due and payable. If the Company elects to pay additional interest pursuant to this paragraph, the Company shall have the right to redeem the Securities at any time as a whole at a Redemption Price equal to the principal amount thereof, together with accrued interest to the date fixed for redemption, subject to the provisions of the last two sentences of the fourth paragraph on the reverse hereof. If the Company elects to pay additional interest pursuant to this paragraph and the condition specified in the first sentence of this paragraph should no longer be satisfied, then the Company shall redeem the Securities as a whole at a Redemption Price equal to the principal amount thereof, together with accrued interest to the date fixed for redemption, subject to the provisions of the last two sentences of the fourth paragraph on the reverse hereof. Any redemption payments made by the Company pursuant to the two immediately preceding sentences shall be subject to the continuing obligation of the Company to pay additional interest pursuant to this paragraph.

    Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed upon or as a result of payments on the Securities or coupons by any government or any political subdivision or taxing authority thereof or therein.

    Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

[IF BEARER SECURITY:

    Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized signatories, neither this Security, nor any coupon appertaining hereto, shall be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

    IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal and coupons bearing the facsimile signature of its Chief Financial Officer or Treasurer to be annexed hereto.

Dated as of May 21, 1987]

[IF REGISTERED SECURITY:

    Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by the manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

    IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal.

Dated:__________________]


                                   CETUS CORPORATION


                                   By ___________________________




Attest:

__________________________
        Secretary



                             [Form of Reverse]


    This Security is one of a duly authorized issue of Securities of the Company designated as its 5 1/4 per cent. Convertible Subordinated Debentures due 2002 (herein called the "Securities"), limited (except as otherwise provided in the Indenture) in aggregate principal amount to U.S. $100,000,000, issued and to be issued under an Indenture, dated as of May 21, 1987 (herein called the "Indenture"), between the Company and BANKERS TRUST COMPANY, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Debt and the Holders of the Securities and any coupons appertaining thereto and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities are issuable as Bearer Securities, with interest coupons attached, in the denomination of U.S. $5,000 each and as Registered Securities, without coupons, in denominations of U.S. $5,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, [IF
BEARER SECURITY - Bearer Securities and] Registered Securities are exchangeable for a like aggregate principal amount of Registered Securities of any authorized denominations as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged, [IF BEARER SECURITY - with all unmatured coupons and all matured coupons in default thereto appertaining, except as provided below,] at the office or agency of the Company in the Borough of Manhattan, The City of New York or, subject to any laws or regulations applicable thereto and to the right of the Company to terminate the appointment of any such Transfer Agent, at the main offices of Banque Internationale a Luxembourg S.A. in Luxembourg, or at such other offices or agencies as the Company may designate. [IF BEARER SECURITY - Bearer Securities surrendered in exchange for Registered Securities between a Regular Record Date and the relevant Interest Payment Date will not be required to be surrendered with the coupon relating to such Interest Payment Date.] Registered Securities, including Registered Securities received in exchange for Bearer Securities, may not be surrendered in exchange for Bearer Securities.

    The Securities may be redeemed, at the option of the Company, as a whole or in part at any time after the expiration of 90 days following the Exchange Date, upon notice given in the manner provided below, at a Redemption Price (expressed as a percentage of the principal amount of the Securities to be redeemed) set forth below, if redeemed during the 12-month period beginning May 21 of the years indicated;

    1987 .........  106 per cent.      1990 .........  103 per cent.
    1988 .........  105 per cent.      1991 .........  102 per cent.
    1989 .........  104 per cent.      1992 .........  101 per cent.

and at their principal amount if redeemed thereafter, in each case together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that interest installments on Bearer Securities the Stated Maturity of which installment is on or prior to such Redemption Date will be payable only upon presentation and surrender of coupons for such interest (at an office or agency outside the United States except as otherwise provided herein), and PROVIDED, FURTHER, that interest installments on Registered Securities whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Date referred to on the face hereof, all as provided in the Indenture. Notwithstanding the foregoing, the Securities may not be so redeemed prior to May 21, 1990, unless the Closing Market Price Per Share (as defined in the Indenture) of the Common Stock has been at least 130 per cent. of the Conversion Price for any 25 trading days out of the 35 consecutive trading days (being days on which there was such a price) prior to the initial publication of the notice of such redemption.

    The Securities may also be redeemed at the option of the Company as a whole at any time, on not less than 30 nor more than 60 days' notice, at a Redemption Price equal to the principal amount thereof, together with accrued interest to the date fixed for redemption, if the Company determines that it has or will become obligated to pay additional interest on the Securities pursuant to the second paragraph on the face of the Securities on the next succeeding Interest Payment Date as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment occurs on or after May 5, 1987. Before publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee and the Principal Paying Agent (i) a certificate stating that the Company is entitled to redeem and setting forth a statement of facts showing that the conditions precedent to the right of the Company to redeem have occurred, and (ii) an opinion of independent counsel satisfactory to the Trustee to such effect based on such statement of facts.

    If the Company shall determine that any payment made outside the United States by the Company or any of its Paying Agents in respect of any Bearer Security or coupon would, under any present or future laws or regulations of the United States (or any political subdivision or taxing authority thereof or therein), be subject to any certification, documentation, information or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Bearer Security or coupon that is a United States Alien (other than a requirement (a) that would not be applicable to a payment made by the Company or any one of its Paying Agents (i) directly to the beneficial owner or (ii) to a custodian, nominee or other agent of the beneficial owner or (b) that can be satisfied if such custodian, nominee or other agent certifies that the beneficial owner is a United States Alien, provided that in any case referred to in clause (a)(ii) or (b), payment by the custodian, nominee or agent to the beneficial owner is not otherwise subject to any such requirement), the Company shall elect either (x) to redeem the Securities, as a whole, at a Redemption Price equal to the principal amount thereof, together with accrued interest to the date fixed for redemption, or (y) if the conditions of the fourth paragraph on the face hereof are satisfied, to pay the additional interest specified in such paragraph. The Company shall make such determination as soon as practicable and publish prompt notice thereof (the "Determination Notice"), stating the effective date of such certification, documentation, information or reporting requirement, whether the Company elects to redeem the Securities or to pay the additional interest specified in the fourth paragraph on the face hereof, and (if applicable) the last date by which the redemption of the Securities must take place, as provided in the next succeeding sentence. If the Securities are to be redeemed pursuant to this paragraph, the redemption shall take place on such date, not later than one year after the publication of the Determination Notice, as the Company shall specify by notice to the Trustee and the Principal Paying Agent given at least 60 days before the date fixed for redemption. Notice of such redemption shall be given to the Holders of the Securities not more than 60 nor less than 30 days prior to the date fixed for redemption. Notwithstanding the foregoing, the Company shall not redeem the Securities if the Company shall subsequently determine, not less than 30 days prior to the date fixed for redemption, that subsequent payments on the Bearer Securities and coupons would not be subject to any such certification, documentation, information or other reporting requirement, in which case the Company shall publish prompt notice of such subsequent determination and any earlier redemption notice shall be revoked and of no further effect.

    Notice of intention to redeem Securities will be given by the Company to the Holders of the Securities by publication in Authorized Newspapers in London and, so long as the Securities are listed on the Luxembourg Stock Exchange and such Exchange so requires, in Luxembourg or, if not practicable in London or Luxembourg, elsewhere in Western Europe, and by mail to Holders of Registered Securities. In the case of a redemption in whole, notice will be given once not more than 60 nor less than 30 days prior to the date fixed for redemption. In the case of a partial redemption, notice will be given twice, the first such notice to be given not more than 75 nor less than 60 days prior to the date fixed for redemption, and the second such notice at least 20 days thereafter but not less than 30 days prior to the date fixed for redemption.

    In the event of a redemption in part, the Company shall not be required (i) to register the transfer of or exchange Registered Securities or to exchange Bearer Securities for Registered Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption; (ii) to register the transfer of or exchange any Registered Security, or portion thereof, called for redemption; or
(iii) to exchange any Bearer Security called for redemption, PROVIDED, HOWEVER, that a Bearer Security called for redemption may be exchanged for a Registered Security which is simultaneously surrendered to the Security Registrar or Transfer Agent making such exchange with written instruction for payment consistent with the provisions of the Indenture.

    Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or after the opening of business on the Exchange Date and on or before the close of business on May 21, 2002, or in case this Security [IF REGISTERED SECURITY - or a portion hereof] is called for redemption, then in respect of this Security [IF REGISTERED SECURITY - or such portion hereof] until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the date five business days preceding the Redemption Date, to convert this security [IF REGISTERED SECURITY - (or any portion of the principal amount hereof which is U.S. $5,000 or an integral multiple thereof)], at the principal amount hereof [IF REGISTERED SECURITY - or of such portion], into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at a Conversion Price equal to U.S. $37.00 per share of Common Stock (or at the current adjusted Conversion Price if an adjustment has been made as provided in the Indenture) by surrender of this Security together with [IF BEARER SECURITY - all unmatured coupons and any matured coupons in default appertaining hereto] [IF
REGISTERED SECURITY - (if so required by the Company or the Security Registrar) instruments of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the registered Holder or by his duly authorized attorney and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest
Payment Date to the opening of business on such Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption on a Redemption Date within such period), also accompanied by payment in funds reasonably acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of the Security then being converted (or, if such Registered Security was issued in exchange for a Bearer Security after the close of business on such Regular Record Date, by surrender of one or more coupons relating to such Interest Payment Date or by both payment in such funds and surrender of such coupon or coupons, in either case, in an amount equal to the interest payable on such Interest Payment Date on the principal amount of the Security then being converted),] and the conversion notice hereon duly executed [IF REGISTERED SECURITY - (a) at the Principal Office in the Borough of Manhattan, the City of New York of the Principal Paying Agent, or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, or (b)] subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any such Conversion Agent, [IF BEARER SECURITY - only] at the main offices of Morgan Guaranty Trust Company of New York in Brussels or
Banque Internationale a Luxembourg S.A. in Luxembourg, or at such other offices or agencies [IF BEARER SECURITY - outside the United States] as the Company may designate. [IF BEARER SECURITY - Notwithstanding the foregoing, this Security may be surrendered for conversion at the Principal Office in the Borough of Manhattan, The City of New York of the Principal Paying Agent if conversion at all Conversion Agents outside the United States is illegal or is effectively precluded because of the imposition of exchange controls or other similar restrictions.] [IF REGISTERED SECURITY - Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), and subject] [IF BEARER SECURITY - Subject] to the provisions of the first sentence of the second paragraph on the reverse of this Security, no payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on the Common Stock delivered on conversion. No fractions of shares or scrip representing fractions of shares will be issued or delivered on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture.

    The Conversion Price is subject to adjustment as provided in the Indenture in certain events, including the payment of dividends or the making of a distribution on the capital stock of the Company in shares of Common
Stock; subdivisions, combinations and reclassifications of the Common Stock; the making of a distribution on the Common Stock in shares of capital stock other than Common Stock; certain consolidations, mergers and sales of the property of the Company; the issuance to all holders of Common Stock of certain rights or warrants entitling them to subscribe for Common Stock at a price per share below the then-current market price; and the distribution to all holders of Common Stock of assets (other than cash) or certain rights or warrants to purchase securities of the Company. No adjustment in the Conversion Price will be required unless such adjustment would require a change of at least one per cent. in the Conversion Price then in effect; provided, however, that any adjustment that would otherwise be required to be made will be carried forward and taken into account in determining any subsequent adjustment. The Conversion Price will not be adjusted in the case of transactions in which the Holders of Securities are entitled to participate or which effectuate a change in the par value or lack thereof of the Common Stock. In addition, in the case of certain of such rights and warrants, the Company may elect not to adjust the Conversion Price but instead to provide that Holders of Securities would receive the rights or warrants, if and when they convert their Securities into Common Stock, to the extent such rights or warrants would be issued with other shares of Common Stock issued at the time of conversion. The Company is entitled from time to time to reduce the Conversion Price by any amount for a minimum period of 20 days, by at least 15 days prior notice to the Holders of Securities. The Company may also reduce the Conversion
Price in order to avoid taxation of its stockholders as a result of an adjustment of, or failure to adjust, the Conversion Price.

    In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party, the transfer of substantially all of the assets of the Company as an entirety, or certain reclassifications or changes of the shares of Common Stock, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, in lieu of conversion into the shares of Common Stock deliverable on conversion immediately prior to such event, only into the kind and amount of securities and/or cash and/or other property receivable upon such consolidation, merger, transfer, reclassification or change by a holder of the number of shares of Common
Stock into which such Security might have been converted immediately prior to such consolidation, merger, transfer, reclassification or change, assuming, if such consolidation, merger, transfer, reclassification or change is prior to the Exchange Date, that this Security were convertible at the time of such event at the initial Conversion Price specified above as adjusted from May 5, 1987 to such time pursuant to the Indenture.

    [IF REGISTERED SECURITY - In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

    The payment of the principal of, premium (if any) and interest on this Security is subordinated in right of payment, to the extent set forth in the Indenture, to the prior payment in full of all Senior Debt. Each Holder of this Security [IF BEARER SECURITY - or any coupon appertaining to this Security], by accepting the same, (a) agrees to and shall be bound by such provisions of the Indenture, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination of this Security [IF BEARER SECURITY - and any such coupon] as provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

    If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities and coupons under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding (or such lesser amount as shall have acted at a meeting pursuant to the provisions of the Indenture). The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities and coupons, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security [IF BEARER SECURITY - and any coupon appertaining hereto] and of any Security issued [IF REGISTERED SECURITY - upon registration of transfer hereof or] in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

    Subject to Article Thirteen of the Indenture, no reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest (including additional interest, as described on the face hereof) on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

    Title to Bearer Securities and coupons shall pass by delivery. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Registered Securities is registrable on the Security Register upon surrender of a Registered Security for registration of transfer at the office of Morgan Guaranty Trust Company of New York, as Security Registrar, in the Borough of Manhattan, The City of New York or, subject to any laws or regulations applicable thereto and to the right of the Company to terminate the appointment of any such Transfer Agent, at the main offices of Banque Internationale a Luxembourg S.A. in Luxembourg, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar or any such Transfer Agent, as the case may be, duly executed by, the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Registered Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of a Bearer Security and any coupon appertaining thereto and, prior to due presentment for registration of transfer, the Person in whose name a Registered Security is registered as the owner thereof for all purposes, whether or not the Security or coupon be overdue, and neither the Company, the Trustee or any such agent shall be affected by notice to the contrary.

    The Indenture, the Securities and any coupons appertaining thereto shall be governed by and construed in accordance with the law of the State of New York.

    All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

    SECTION 203. FORM OF TEMPORARY GLOBAL SECURITY.

    THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933. NEITHER THIS SECURITY NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION ("UNITED STATES") OR TO ANY CITIZEN OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY STATE THEREOF OR TO ANY ESTATE OR TRUST THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE (ALL OF THE FOREGOING BEING "U.S. PERSONS"), EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT OR AN EXEMPTION THEREFROM.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                            CETUS CORPORATION

    5 1/4 PER CENT. CONVERTIBLE SUBORDINATED DEBENTURES DUE 2002

                        TEMPORARY GLOBAL SECURITY

    CETUS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to bearer upon presentation and surrender of this Global Security the principal sum of U.S. $100,000,000 on May 21, 2002 and to pay interest thereon, from the date hereof, annually in arrears on May 21 in each year, commencing May 21, 1988, at the rate of 5 1/4 per cent. per annum, until the principal hereof is paid or made available for payment; PROVIDED, HOWEVER, that interest on this Global Security shall be payable only after the issuance of the definitive Securities for which this Global Security is exchangeable and, in the case of definitive Securities in bearer form, only upon presentation and surrender (at an office or agency outside the United States, except as otherwise provided in the Indenture referred to below) of the interest coupons thereto attached as they severally mature.

    This Global Security is issued in respect of an issue of Securities of the Company designated as specified in the title hereof, issued and to be issued under the Indenture, dated as of May 21, 1987 (herein called the "Indenture"), between the Company and Bankers Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture). This Global Security is a temporary security and is exchangeable in whole or from time to time in part without charge upon request of the Holder hereof for definitive Securities in bearer form, with interest coupons attached, or in registered form, without coupons, of authorized denominations, (a) not earlier than 90 days after the date on which the distribution of the Securities has been completed as Swiss Bank Corporation International Limited shall have advised the Trustee in writing and (b) as promptly as practicable following presentation of certification, in the form set forth in Exhibit A to the Indenture, that the beneficial owner or owners of this Global Security (or, if such exchange is only for a part of this Global Security, of such part) (i) are not U.S. Persons or
(ii) are United States Bank Branches that have acquired the Securities in compliance with the applicable requirements of Section 304 of the Indenture. Notwithstanding the foregoing, this Global Security is exchangeable at any time for Registered Securities that have been sold to United States Institutional Investors upon compliance with the applicable requirements of Section 304 of the Indenture. Definitive Securities in bearer form to be delivered in exchange for any part of this Global Security shall be delivered only outside the United States. Upon any exchange of a part of this Global Security for definitive Securities, the portion of the principal amount hereof so exchanged shall be endorsed by the Trustee on the Schedule hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

    Until exchanged in full for definitive Securities, this Global Security shall in all respects be entitled to the same benefits under, and subject to the same terms and conditions of, the Indenture as definitive Securities authenticated and delivered thereunder, except that neither the Holder hereof nor the beneficial owners of this Global Security shall be entitled to receive payment of interest hereon or to convert this Global Security into Common Stock of the Company or any other security, cash or other property.

    This Global Security shall be governed by and construed in accordance with the law of the State of New York.

    All terms used in this Global Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

    Unless the certificate of authentication hereon has been executed by the Trustee by the manual or facsimile signature of one of its authorized officers, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

    IN WITNESS WHEREOF, the Company has caused this Global Security to be duly executed.

Dated as of May 21, 1987

                                       CETUS CORPORATION

                                       By_______________________________
                                                  [Title]

                               SCHEDULE OF EXCHANGES


                                          Remaining
                                          principal
                     Principal             amount
                      amount              following
   Date           exchanged for              such
   Made       definitive Securities       exchange          Notation made
   ----       ---------------------       ----------        -------------


   ----       ---------------------       ----------        -------------

   ----       ---------------------       ----------        -------------

   ----       ---------------------       ----------        -------------

   ----       ---------------------       ----------        -------------

   ----       ---------------------       ----------        -------------

   ----       ---------------------       ----------        -------------

   ----       ---------------------       ----------        -------------

   ----       ---------------------       ----------        -------------

   ----       ---------------------       ----------        -------------


                         SECTION 204. FORM OF COUPON.

                               [Form of Face]

    ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                                            No.
    CETUS CORPORATION                       U.S. $
                                            Due________

5 1/4 PER CENT. CONVERTIBLE SUBORDINATED DEBENTURES DUE 2002

    Unless the Security to which this coupon appertains shall have been called for previous redemption and payment thereof duly provided for or converted, on the date set forth hereon, CETUS CORPORATION (herein called the

"Company") will pay to bearer, upon surrender hereof, the amount shown hereon (together with any additional interest in respect thereof which the Company may be required to pay according to the terms of said Security and the Indenture referred to therein) only at the Paying Agents set out on the reverse hereof or at such other places (which, except as otherwise provided in the Security to which this coupon appertains, shall be located outside the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction ("United States")) as the Company may determine from time to time, by United States dollar check drawn on a bank in The City of New York, or by transfer to a United States dollar account maintained by the payee with a bank located outside the United States. No payment hereon will be made by mail to an address in the United States or by transfer to an account in the United States.

                                CETUS CORPORATION

                                By____________________________
                                         [Title]

     SECTION 205.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

     This is one of the Securities referred to in the within-mentioned
Indenture.

                                    ____________________________
                                    as TRUSTEE



                                    By_____________________________
                                         AUTHORIZED SIGNATORY


     SECTION 206. FORM OF CONVERSION NOTICE.

                              CONVERSION NOTICE

     The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security [if Registered Security -- or portion hereof (which is U.S. $5,000 or an integral multiple thereof) below designated,] into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security [if Registered Security -- delivers herewith the amount of interest payable on the next Interest Payment Date if this conversion is made between the Regular Record Date for such Interest Payment Date and such Interest Payment Date,] [if Bearer Security -- delivers herewith the coupons appertaining to such Security,] and directs that such shares, together with a check in payment for any fractional share [if Registered Security -- and any Securities representing any unconverted principal amount hereof,] be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares [if Registered Security -- or Securities] are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

    Dated:____________________

                                             _____________________________
                                                      SIGNATURE

     If Bearer Security, please            [If Registered Security --
     print name and address of             IF ONLY A PORTION OF THE
     Holder:                               SECURITIES IS TO BE CONVERTED,
                                           PLEASE INDICATE:


                                            1.   PRINCIPAL AMOUNT TO BE
     _________________________                   CONVERTED (IN AN INTEGRAL
                                                 MULTIPLE OF U.S. $5,000
     _________________________                   IF LESS THAN ALL):
                                                 U.S. $
     _________________________

                                            2.   AMOUNT AND DENOMINATION
     IF SHARES OR SECURITIES                     OF SECURITIES REPRESENTING
     ARE TO BE REGISTERED IN THE                 UNCONVERTED PRINCIPAL AMOUNT
     NAME OF A PERSON OTHER THAN                 TO BE ISSUED:
     THE HOLDER, PLEASE PRINT
     SUCH PERSON'S NAME AND ADDRESS:             AMOUNT:   U.S. $

     _________________________                   DENOMINATIONS:

     _________________________                   U.S. $
                                                 (U.S. 5,000 OR AN INTEGRAL
     _________________________                   MULTIPLE THEREOF)]

                                ARTICLE THREE

                                The Securities

     SECTION 301. TITLE AND TERMS.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $100,000,000 except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 805, 1109 or 1202.

     The Securities shall be known and designated as the "5 1/4 per cent. Convertible Subordinated Debentures due 2002" of the Company. Their Stated Maturity shall be May 21, 2002, and they shall bear interest at the rate of 5 1/4 per cent. per annum from May 21, 1987 payable annually in arrears on May 21 in each year, commencing May 21, 1988, until the principal thereof is paid or made available for payment.

     The principal of (and premium, if any) and interest on the Securities shall be payable as provided in the forms of Securities set forth in Section 202 (any city in which any Paying Agent is located being herein called a "Place of Payment").

     The Securities shall be redeemable as provided in Article Eleven.

     The Securities shall be convertible as provided in Article Twelve (any city in which any Conversion Agent is located being herein called a "Place of Conversion").

     The Securities shall be subordinated in right of payment to Senior Debt as provided in Article Thirteen.

     SECTION 302. DENOMINATIONS.

     The definitive Securities shall be issuable in bearer form, with interest coupons attached, in the denomination of U.S. $5,000 each and in fully registered form, without coupons, in the denominations of U.S. $5,000 and integral multiples thereof.

     SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

     The definitive Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the definitive Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Chief Financial Officer, the Treasurer or any Assistant Treasurer of the Company. The temporary Global Security referred to in Section 304 shall be manually executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents or by a duly appointed attorney-in-fact of the Company, and need not bear the corporate seal of the Company or any attestation by its Secretary or an Assistant Secretary.

     Securities and coupons bearing the manual or facsimile signature of any Person who was at any time a proper officer of the Company shall bind the Company, notwithstanding that such Person has ceased to hold such office prior to the authentication and delivery of such Securities or did not hold such office at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

     Each Bearer Security and the Global Security shall be dated as of the date of this Indenture. Each Registered Security shall be dated the date of its authentication.

     No Security or coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Except as permitted by Section 304, 306 or 307, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled.

     SECTION 304. TEMPORARY GLOBAL SECURITY; EXCHANGE OF TEMPORARY GLOBAL SECURITY FOR DEFINITIVE SECURITIES.

     The Securities shall be issued initially in the form of one temporary Global Security, which temporary Global Security shall be deposited on behalf of the purchasers of the Securities with a common depositary outside the United States (the "Common Depositary"), for credit to their respective accounts (or to such other accounts as they may direct) at Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euro-clear System ("Euro-clear"), or CEDEL S.A. ("CEDEL").

     Without unnecessary delay but in any event prior to the Exchange Date, the Company shall deliver to the Trustee definitive Securities in aggregate principal amount equal to the principal amount of the Global Security, executed by the Company. Such definitive Securities shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as may be specified by the Trustee. On and after the Exchange Date, except as provided below, the interest of a beneficial owner of Securities in the Global Security shall be exchanged for definitive Securities when the account holder of Euro-clear or CEDEL that holds such interest on behalf of such beneficial owner instructs Euro-clear or CEDEL, as the case may be, to request such exchange on his behalf and delivers to Euro-clear or CEDEL, as the case may be, a certificate substantially in the form set forth in Exhibit B to this Indenture, copies of which certificate shall be available from the offices of Euro-clear and CEDEL, the Trustee and each other paying agency of the Company. If the beneficial owner of any Securities is a United States Bank Branch, then that beneficial owner must deliver to the applicable account holder a certificate substantially in the form of Exhibit C to this Indenture prior to the submission by the account holder of a certificate substantially in the form of Exhibit B to this Indenture in respect of those Securities. Notwithstanding the foregoing, the interest of a United States Institutional Investor in the Global Security shall be exchanged for definitive Securities when SBCI instructs Euro-clear or CEDEL, as the case may be, to request such exchange on its behalf and delivers to Euro-clear or CEDEL, as the case may be, a certificate substantially in the form set forth in Exhibit D to this Indenture. Securities issued to United States Institutional Investors shall be Registered Securities, shall bear the legend appearing on the face of the form of definitive Registered Securities set forth in Section 202 and may be in temporary form if the Company so elects and such exchange takes place prior to the Exchange Date. Any exchange pursuant to this Section shall be made free of charge to the beneficial owners of the Global Security, except that a person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such person does not take delivery of such definitive Securities in person at the offices of Euro-clear or CEDEL.

     Until so exchanged in full, the Global Security shall be surrendered by the Common Depositary to the Trustee, as the Company's agent, for purposes of the exchange of Securities described below. Following such surrender, upon the request of Euro-clear or CEDEL, acting on behalf of beneficial owners of Securities, the Trustee shall authenticate and deliver (outside the United States, in the case of Bearer Securities) to Euro-clear or CEDEL, as the case may be, for the account of such owners, definitive Securities in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by such owners, in exchange for the aggregate principal amount of the Global Security beneficially owned by such owners, but only upon delivery by Euro-clear or CEDEL, acting on behalf of such owners, to the Trustee at its principal office in London of a certificate or certificates substantially in the form set forth in Exhibit A hereto. The delivery to the Trustee by Euro-clear or CEDEL of such a certificate may be relied upon by the Company and the Trustee as conclusive evidence that a related certificate or certificates has or have been delivered to Euro-clear or CEDEL, as the case may be, as contemplated by the terms of the next preceding paragraph.

     Upon any such exchange of a portion of the Global Security for definitive Securities, the Global Security shall be endorsed to reflect the reduction of the principal amount evidenced thereby. Until so exchanged in full, the Global Security shall in all respects be entitled to the same benefits under, and subject to the same terms and conditions of, this Indenture as definitive Securities authenticated and delivered hereunder, except that none of Euro-clear, CEDEL or the beneficial owners of the Global Security shall be entitled to receive payment of interest thereon or to convert the Global Security into Common Stock of the Company or any other security, cash or other property.

     SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

     The Company shall cause to be kept at the Principal Office of the Principal Paying Agent a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 as a Transfer Agent being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. Pursuant to the Paying Agency Agreement, the Company has appointed the Principal Paying Agent and each Transfer Agent as "Security Registrars" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

     Subject to the provisions of this Section 305, upon surrender for registration of transfer of any Registered Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of any authorized denominations and of a like aggregate principal amount.

     Registration of transfer of Registered Securities containing the first legend set forth on the form of definitive Registered Security in Section 202 shall be effected only if:

          (i) (A) the sale is to an Eligible Purchaser (as defined in Exhibit E to this Indenture) of at least U.S. $500,000 principal amount of Registered Securities and (B) a letter to substantially the same effect as paragraphs (i), (ii)(b), (iii), (iv) and (v) of the form of letter set forth in Exhibit E to this Indenture, executed by the purchaser is delivered to SBCI and the Security Registrar; or

          (ii) the Registered Securities are transferred pursuant to Rule
     144 under the Securities Act of 1933 by the transferor after it has held them for more than three years; or

          (iii) the Registered Securities are transferred in any other transaction that does not require registration under the Securities Act of 1933 and an opinion of counsel in form and substance satisfactory to the Company is furnished to such effect.

     Registered Securities issued upon registration of transfer of, or Registered Securities issued in exchange for, Registered Securities bearing the first legend set forth on the form of definitive Registered Security in
Section 202 shall also bear such legend unless the Company determines that such transfer is pursuant to Rule 144 under the Securities Act of 1933 or the Company receives an opinion of counsel in form and substance satisfactory to it to the effect that such legend may be removed.

     The shares of Common Stock issuable on conversion of Registered Securities bearing the first legend set forth on the form of definitive Registered Security in Section 202 shall be subject to the provisions of the next preceding two paragraphs and the Company shall take all actions necessary to comply with such provisions.

     At the option of the Holder, Bearer Securities may be exchanged for Registered Securities, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at an office or agency of the Company designated pursuant to
Section 1002 for such purpose, with all unmatured coupons and all matured coupons in default appertaining thereto. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds reasonably acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee or Principal Paying Agent, if there be furnished to them such security or indemnity as they may require to save each of them and any agent of each of them harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; PROVIDED, HOWEVER, that, except as otherwise provided in the forms of Security set forth in Section 202, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency outside the United

States. Notwithstanding the foregoing, in case a Bearer Security is surrendered in exchange for a Registered Security at an office or agency designated pursuant to Section 1002 after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be.

     At the option of the Holder, Registered Securities may be exchanged for other Registered Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at an office or agency of the Company designated pursuant to Section 1002 for such purpose. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. Registered Securities, including Registered Securities received in exchange for Bearer Securities, may not be surrendered in exchange for Bearer Securities.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or the Principal Paying Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 805, 1109 or 1202 not involving any transfer.

     The Company shall not be required (i) to register the transfer of or exchange Registered Securities or to exchange Bearer Securities for Registered Securities for a period of 15 days immediately preceding the date Securities are selected for redemption by the Principal Paying Agent, or (ii) to register the transfer of or exchange any Registered Security, or portion thereof, called for redemption, or (iii) to exchange any Bearer Security called for redemption, PROVIDED, HOWEVER, that a Bearer Security called for redemption may be exchanged for a Registered Security which is simultaneously surrendered to the Security Registrar or Transfer Agent making such exchange with written instruction for payment consistent with the provisions of this Indenture.

     SECTION 306.   MUTILATED, DESTROYED, LOST OR STOLEN SECURITIES AND COUPONS.

     If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Principal Paying Agent, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

     If there shall be delivered to the Company and the Trustee or the Principal Paying Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee or the Principal Paying Agent that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon Company Request the Trustee shall authenticate and the Company shall cause to have delivered, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which such coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or the Security to which such destroyed, lost or stolen coupon appertains.

     In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or coupon; PROVIDED, HOWEVER, that, except as otherwise provided in the forms of Security set forth in Section 202, the principal of (and premium, if any) and interest on Bearer Securities shall be payable only at an office or agency outside the United States and, in the case of interest (but not in the case of any additional interest payable with respect to principal and premium, if any, as provided in Section 1004), only upon presentation and surrender of the coupons appertaining thereto.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

     Every new Security with its coupons, if any, issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and such new Security and coupons, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities and coupons duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

     SECTION 307.   PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

     Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. In case a Bearer Security is surrendered in exchange for a Registered Security at an office or agency of the Company designated pursuant to Section 1002 for the purpose after the close of business (at such office or agency) on any Regular Record

Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due.

     Any interest on any Registered Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Person who was the Holder on the relevant Regular Record Date by virtue of such Person's having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee and Principal Paying Agent in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Principal Paying Agent an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Principal Paying Agent for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. The Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Principal Paying Agent of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2). In case a Bearer Security is surrendered in exchange for a Registered Security at an office or agency of the Company designated pursuant to Section 1002 for the purpose after the close of business (at such office or agency) on any Special Record Date and before the opening of business (at such office or agency) on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon.

         (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or quotation system on which the Securities may be listed or quoted, and upon such notice as may be required by such exchange or quotation system, if, after notice given by the Company to the Principal Paying Agent of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Principal Paying Agent.

               Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

               In the case of any Registered Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Registered Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest

Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

     SECTION 308. PERSONS DEEMED OWNERS.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security or the Global Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     SECTION 309. CANCELLATION.

     All Securities and coupons surrendered for payment, redemption, conversion, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee or Principal Paying Agent, be delivered to the Trustee or Principal Paying Agent. All Securities and coupons so delivered shall be cancelled promptly by the Trustee or Principal Paying Agent. The Company may at any time deliver to the Trustee or Principal Paying Agent for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities and coupons held by the Trustee or Principal Paying Agent shall be destroyed and the Trustee or Principal Paying Agent shall furnish to the Company a certificate with respect to such destruction, except that the cancelled Global Security and certificates referred to in Section 304 shall not be destroyed but shall be delivered to the Company.

     SECTION 310. COMPUTATION OF INTEREST.

     Interest on the Securities shall be computed on the basis of a year of twelve 30-day months.

                                ARTICLE FOUR

                         Satisfaction and Discharge

     SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE.

     This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for, and any right to receive additional interest under the second or third paragraph on the face of the forms of Securities set forth in Section 202), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (1) either

     (A) all Securities theretofore authenticated and delivered and all coupons appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in
Section 306, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1107, and (iv) Securities and coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee or Principal Paying Agent for cancellation; or

     (B) all such Securities not theretofore delivered to the Trustee or Principal Paying Agent for cancellation

          (i) have become due and payable, or

          (ii) will become due and payable at their Stated Maturity within one year, or

          (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee and the Principal Paying Agent for the giving of notice of redemption by the Principal Paying Agent in the name, and at the expense, of the Company;

and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee or Principal Paying Agent as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities and coupons not theretofore delivered to the Trustee or Principal Paying Agent for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (3) the Company has delivered to the Trustee and the Principal Paying Agent an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 shall survive and, if money shall have been deposited with the Trustee or the Principal Paying Agent pursuant to Clause (1)(B) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

     SECTION 402. APPLICATION OF TRUST MONEY.

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee or the Principal Paying Agent pursuant to
Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the

Trustee or the Principal Paying Agent. All moneys deposited with the Trustee or the Principal Paying Agent pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

                             ARTICLE FIVE

                               Remedies

     SECTION 501. EVENTS OF DEFAULT.

     "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Thirteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment when due of the principal of (or premium, if any, on) any Security; or

          (2) default in the payment of any installment of interest or any required payment of additional interest on any Security when it becomes due and payable, and continuance of such default for a period of 30 days after the date when due; or

          (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with) or the Securities, and (unless such failure shall not be capable of being remedied) continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25 per cent. in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (4) default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company, whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay any portion

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     of the principal of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, and the aggregate amount of any and all issues of such indebtedness exceeds U.S. $5,000,000 without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25 per cent. in aggregate principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

          (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any of its Subsidiaries in an involuntary case or proceeding under any applicable United States Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any of its Subsidiaries a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any of its Subsidiaries under any applicable United States Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any of its Subsidiaries or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (6) the commencement by the Company or any of its Subsidiaries of a voluntary case or proceeding under any applicable United States Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any of its Subsidiaries to the entry of a decree or order for relief in respect of the Company

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     or any of its Subsidiaries in an involuntary case or proceeding under any applicable United States Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any of its Subsidiaries, or the filing by the Company or any of its Subsidiaries of a petition or answer or consent seeking reorganization or relief under any applicable United States Federal or State law, or the consent by the Company or any of its Subsidiaries to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any of its Subsidiaries or of any substantial part of its property, or the making by the Company or any of its Subsidiaries of an assignment for the benefit of creditors, or the admission by the Company or any of its Subsidiaries in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any of its Subsidiaries in furtherance of any such action.

     SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25 per cent. in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount shall become immediately due and payable.

     At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities (or 66 2/3 per cent. in aggregate principal amount of the Securities represented and voting at a meeting of the Holders duly called in accordance with the provisions of this Indenture and at which a quorum is present), by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

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              (A) all overdue interest on all Securities,

              (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

              (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

              (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

          and

          (2) all Events of Default, other than the nonpayment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission or annulment shall affect any subsequent default or impair any right consequent thereon.

     SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
                  TRUSTEE.

          The Company covenants that if

          (1) default is made in the payment when due of the principal of (or premium, if any, on) any Security, or

          (2) default is made in the payment of any installment of interest or any required payment of additional interest on any Security when it becomes due and payable and such default continues for a period of 30 days after the date when due, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and coupons, the whole amount then due and payable on such Securities and coupons for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any

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

overdue principal (and premium, if any) and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities and coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal
     (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation,

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

     expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of Securities and coupons allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities and coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities and coupons, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 606.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept, or adopt on behalf of any Holder of a Security or coupon, any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the coupons or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.

     SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
                  SECURITIES OR COUPONS.

     All rights of action and claims under this Indenture or the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

     SECTION 506. APPLICATION OF MONEY COLLECTED.

     Subject to Article Thirteen and the provisions of the Securities restricting payments on the Bearer Securities and the coupons in the United States, any money collected

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

by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 606; and

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities and coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal (and premium, if any) and interest, respectively.

     SECTION 507. LIMITATION ON SUITS.

     No Holder of any Security or coupon shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such

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

     60-day period by the Holders of a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture, PROVIDED that such lesser amount is more than the principal amount of the Outstanding Securities whose Holders shall have made such written request);

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or such Holder's Security to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture or such Holder's Security, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

     SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST AND TO CONVERT.

     Notwithstanding any other provision in this Indenture, but subject to Article Thirteen, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security or payment of such coupon at the times, places and rate, and in the coin or currency expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to convert such Security in accordance with Article Twelve, or to institute suit for the enforcement of any such payment or right to convert, and such rights shall not be impaired or affected without the consent of such Holder.

     SECTION 509. RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities and coupons shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the

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


Holders shall continue as though no such proceeding had been instituted.

     SECTION 510. RIGHTS AND REMEDIES CUMULATIVE.

     Except as otherwise provided in Section 507 or with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 511. DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee or of any Holder of a Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or the Holders of Securities or coupons may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or coupons, as the case may be.

     SECTION 512. CONTROL BY HOLDERS OF SECURITIES.

     The Holders of a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, PROVIDED that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, including, but not limited to Section 507 and 602(e) hereof, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

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


     SECTION 513. WAIVER OF PAST DEFAULTS.

     The Holders of not less than a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) may on behalf of the Holders of all the Securities and coupons waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

          (2) in respect of a covenant or provision hereof which under Article Eight cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 514. UNDERTAKING FOR COSTS.

          All parties to this Indenture agree, and each Holder of any Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10 per cent. in principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security or coupon for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security or the payment of any coupon on or after the respective Stated Maturities expressed in such Security or coupon (or in the case of redemption, on or after the

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

Redemption Date) or for the enforcement of the right to convert any Security in accordance with Article Twelve.

         SECTION 515. WAIVER OF STAY OR EXTENSION LAWS.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

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                                 ARTICLE SIX

                                 The Trustee

         SECTION 601. CERTAIN DUTIES AND RESPONSIBILITIES.

        (a) Except during the continuance of an Event of Default,

        (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

        (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

        (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

        (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, EXCEPT that

        (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

        (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, Responsible Officers or trust committee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

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

         (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

         (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         SECTION 602. CERTAIN RIGHTS OF TRUSTEE.

         Subject to the provisions of Section 601:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the

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

    Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities or coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         SECTION 603. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

         The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) and in the coupons shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations

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

as to the validity or sufficiency of this Indenture or of the Securities or coupons. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

         SECTION 604. MAY HOLD SECURITIES, ACT AS TRUSTEE UNDER OTHER
                      INDENTURES.

         The Trustee, any Paying Agent, any Transfer Agent, any Conversion Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Transfer Agent, Conversion Agent, Security Registrar or such other agent.

         The Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee.

         SECTION 605. MONEY HELD IN TRUST.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest or any money received by it hereunder except as otherwise agreed with the Company.

         SECTION 606. COMPENSATION AND REIMBURSEMENT.

         The Company agrees:

         (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense,

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

    disbursement or advance as may be attributable to its negligence or bad faith; and

         (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or the exercise or performance by the Principal Paying Agent of its powers or duties, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties or the exercise or performance by the Principal Paying Agent of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust (whether or not segregated) for the payment of principal of (and premium, if any) or interest on Securities.

         SECTION 607. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least U.S. $50,000,000, subject to supervision or examination by Federal or State authority and having a corporate trust office in the Borough of Manhattan, The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

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

         SECTION 608. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

         (b) The Trustee may resign at any time giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture), delivered to the Trustee and the Company.

         (d) If at any time:

         (1) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

         (2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

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         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of Section 609. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 609, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 609, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided in Section 105. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         SECTION 609. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon

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request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

         SECTION 610. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                      BUSINESS.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         SECTION 611. APPOINTMENT OF AUTHENTICATING AGENT.

         The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration or transfer, partial conversion or partial redemption or pursuant to Section 304 or Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery or endorsement of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery or endorsement on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of

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the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers and to act as Authenticating Agent, having a combined capital and surplus of not less than U.S. $50,000,000, subject to supervision or examination by Federal or State authority and having its corporate trust office in the Borough of Manhattan, The City of New York. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 611, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 611, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall provide notice of such appointment to all Holders of Securities in the manner provided in Section 105. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent

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

shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 611.

         If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         This is one of the Securities referred to in the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY
                                         as Trustee


                                       By:
                                          ---------------------------

                                       As Authenticating Agent


                                       By:
                                          ---------------------------
                                           Authorized Signatory

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                                ARTICLE SEVEN

            Consolidation, Merger, Conveyance, Transfer or Lease

         SECTION 701. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

         The Company shall not consolidate with or merge into any other Person or convey, transfer or lease all or substantially all of its properties and assets to any Person, unless:

         (1) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia, shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including all additional interest payable pursuant to Section 1004) on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 1211, and shall expressly waive, by such indenture supplemental hereto, any right to redeem the Securities under circumstances in which the Company would not have been entitled to redeem the Securities if such consolidation, merger, conveyance, transfer or lease had not occurred;

         (2) immediately after giving effect to such transaction, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

         (3) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this

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    Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 702. SUCCESSOR SUBSTITUTED.

         Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 701, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities and coupons.

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                                ARTICLE EIGHT

                           Supplemental Indentures

         SECTION 801. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

         Without the consent of any Holders of Securities or coupons, the Company, when authorized by a Board Resolution, and the Trustee at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein in the Securities and in the coupons; or

         (2) to add to the covenants of the Company for the benefit of the Holders of Securities or coupons, or to surrender any right or power herein conferred upon the Company; or

         (3) to relax or eliminate the restrictions on payment of principal of (and premium, if any) and interest on Bearer Securities in the United States under the circumstances described in the last sentence of the first paragraph of the face of the form of Bearer Securities set forth in
    Section 202; or

         (4) to make provision with respect to the conversion rights of Holders of Securities pursuant to Section 1211; or

         (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, PROVIDED such action pursuant to this clause (5) shall not adversely affect the interest of the Holders of Securities or coupons in any material respect.

         SECTION 802. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities

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

(or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities or coupons under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security or coupon affected thereby,

         (1) change the Stated Maturity of the principal of, or any instalment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the obligation of the Company to pay additional interest pursuant to Section 1004 or change the coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect the right to convert any Securities as provided in Article Twelve or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, or

         (2) reduce the requirements of Section 904 for quorum or voting, or reduce the percentage in principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (or compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

         (3) change the obligation of the Company to maintain an office or agency in the Borough of Manhattan, The City of New York, and in a European city pursuant to Section 1002, or

         (4) modify any of the provisions of this Section, Section 513 or
    Section 1009, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

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

         It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if any Act shall approve the substance thereof.

         SECTION 803. EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 804. EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.

         SECTION 805. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

         SECTION 806. NOTICE OF SUPPLEMENTAL INDENTURES.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the

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

provisions of Section 802, the Company shall give notice, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section 105. Any failure of the Company to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.

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

                                ARTICLE NINE

                      Meetings of Holders of Securities

         SECTION 901. PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

         A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.

         SECTION 902. CALL, NOTICE AND PLACE OF MEETINGS.

         (a) The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in Section 901, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 105, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

         (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10 per cent. in principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 901, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

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

         SECTION 903. PERSONS ENTITLED TO VOTE AT MEETINGS.

         To be entitled to vote at any meeting of Holders of Securities, a Person shall be (1) a Holder of one or more Outstanding Securities, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, and representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         SECTION 904. QUORUM; ACTION.

         The Persons entitled to vote a majority in principal amount of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 902(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Securities which shall constitute a quorum.

         Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum the Persons entitled to vote 25 per cent. in principal amount of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

         Except as limited by the proviso to Section 802, any modifications, amendments or waivers to this Indenture or the terms and conditions of the Securities or coupons shall require the lesser of (i) the written consent of the holders of a majority in principal amount of the Outstanding

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

Securities or (ii) the approval of persons entitled to vote a majority of the principal amount of such Securities represented and voting at a meeting of the Holders duly called in accordance with the provisions hereof and at which a quorum is present.

         Any modification, amendment or waiver approved in accordance with the provisions of the next preceding paragraph shall be binding on all the Holders of Securities and coupons, whether or not present or represented at the meeting.

         SECTION 905. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT
                      OF MEETINGS.

         (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 103 and the appointment of any proxy shall be proved in the manner specified in Section 103 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 103 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 103 or other proof.

         (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 902(b), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting.

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

         (c) At any meeting each Holder of a Security or proxy shall be entitled to one vote for each U.S. $5,000 principal amount of Securities held or represented by him; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

         (d) Any meeting of Holders of Securities duly called pursuant to
Section 902 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting; and the meeting may be held as so adjourned without further notice.

         SECTION 906. COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

         The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in
Section 902 and, if applicable, Section 904. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

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

                                 ARTICLE TEN

                                  Covenants

         SECTION 1001.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

         The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities, the coupons appertaining thereto and this Indenture. The interest due on the Bearer Securities on or before Maturity, other than additional interest payable as provided in Section 1004 in respect of principal of (or premium, if any, on) such a Security, shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

         SECTION 1002. MAINTENANCE OF OFFICES OR AGENCIES.

         Pursuant to the Paying Agency Agreement, the Company has appointed
(1) the Principal Office of Morgan Guaranty Trust Company of New York as its agent in the Borough of Manhattan, The City of New York, where Registered Securities may be presented or surrendered for payment, where Bearer Securities and coupons may be presented or surrendered for payment in the circumstance described in the next sentence (and not otherwise), where Securities may be surrendered for registration of transfer or exchange, where Registered Securities may be surrendered for conversion, where Bearer Securities may be surrendered for conversion in the circumstance described in the next sentence (and not otherwise) and where notices to or upon the Company in respect of the Securities and coupons and this Indenture may be served and demands to or upon the Company with respect to Registered Securities may be made, (2) the main office of Banque Internationale a Luxembourg S.A. in Luxembourg as its agent outside the United States where, subject to any applicable laws or regulations, Securities and coupons may be presented and surrendered for payment and where Securities may be presented for registration of transfer or exchange and where demands upon the Company in respect of Bearer Securities and coupons may be made and (3) the main office of Morgan Guaranty Trust Company of New York in Brussels and Banque Internationale a Luxembourg S.A. in Luxembourg as its agents outside the United States where, subject to any applicable laws or regulations, Securities

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

may be surrendered for conversion. As provided in the forms of Security set forth in Section 202, (i) payment of principal of and premium, if any, and interest on Bearer Securities and payment of any additional interest payable on Bearer Securities pursuant to Section 1004 may be made at the Principal Office of the Principal Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment of the full amount of such principal, premium, interest or additional interest, as the case may be, at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the full payment or receipt of such amounts in Dollars and (ii) Bearer Securities may be surrendered for conversion at such office if (but only if) conversion at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions.

         In addition, the Company has appointed the main offices of Morgan Guaranty Trust Company in London, Algemene Bank Nederland N.V. in Amsterdam and Swiss Bank Corporation in Basel as additional Paying Agents for the payment of principal of (and premium, if any) and interest on the Bearer Securities.

         The Company may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; PROVIDED, HOWEVER, that until the Securities have been delivered to the Trustee or the Principal Paying Agent for cancellation, or moneys sufficient to pay the principal of and premium, if any, and interest on the Securities have been made available for payment and either paid or returned to the Company pursuant to the provisions of Section 1003, the Company will maintain (1) in the Borough of Manhattan, The City of New York, an office or agency where Registered Securities may be presented or surrendered for payment, where Bearer Securities and coupons may be presented or surrendered for payment in the circumstance described in the last sentence of the first paragraph of this Section (and not otherwise), where Securities may be surrendered for registration of transfer or exchange, where Registered Securities may be surrendered for conversion, where Bearer Securities may be surrendered for conversion in the circumstances described in the last sentence of the first paragraph of this Section (and not otherwise), and where

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

notices to or upon the Company in respect of the Securities and coupons and this Indenture may be served and demands to or upon the Company with respect to Registered Securities may be made and (2) subject to any laws or regulations applicable thereto, in a European city an office or agency where Securities and coupons may be presented or surrendered for payment and where Securities may be presented for registration of transfer or exchange and surrendered for conversion and were demands upon the Company in respect of Bearer Securities and coupons may be made; and PROVIDED, FURTHER, that so long as the Securities are listed on the Luxembourg Stock Exchange and such Exchange shall so require, the Company will maintain a Paying Agent and Conversion Agent in Luxembourg. The Company will give prompt written notice to the Trustee and the Principal Paying Agent and the Holders of the appointment or termination of any such agent and of the location and any change in the location of any such office or agency.

         If at any time the Company shall fail to maintain any such required office or agency in the Borough of Manhattan, The City of New York, or in a European city, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders of Registered Securities may be made (subject to the limitations described in the preceding paragraph) at and notices and demands may be served on and Registered Securities may be surrendered for conversion to the Corporate Trust Office of the Trustee, and Bearer Securities and coupons may be presented and surrendered for payment or surrendered for conversion to the Trustee at its main office in London, and the Company hereby appoints the same as its agent to receive such presentations, surrenders, notices and demands.

         SECTION 1003. MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

         If the Company shall act as a Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Company will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents, it will, on or prior to each due date of the

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principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent has agreed with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

         (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

         (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be repaid to the Company on Company Request, or (if then held by the Company) shall be dis-

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charged from such trust; and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause notice to be given as provided in Section 105, except that such notice need be given only once, that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the latest date of such notice, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 1004. ADDITIONAL INTEREST.

         The Company will pay as additional interest to the Holder of any Security or any coupon appertaining thereto any additional interest which may become payable as provided in the second paragraph on the face of the forms of Securities set forth in Section 202 and any additional interest which may become payable as provided in the fourth paragraph on the face of the forms of Securities set forth in Section 202. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect of, any Security or any coupon, such mention shall be deemed to include mention of the payment of additional interest provided for in this Section to the extent that, in such context, additional interest is, was or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional interest (if applicable) in any provision hereof shall not be construed as excluding additional interest in those provisions hereof where such express mention is not made.

         At least 10 days prior to May 21, 1988 (and at least 10 days prior to each May 21 thereafter if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate) the Company will furnish the Trustee and the Principal Paying Agent in the Borough of Manhattan, The City of New York, with an Officers' Certificate instructing the Trustee and the Principal Paying Agent whether such payment of principal of (and premium, if any) or interest on the Securities shall be made to Holders of Securities or coupons who are United States Aliens without withholding for or on account of any

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tax, assessment or other governmental charge described in the second paragraph on the face of the forms of Securities set forth in Section 202. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional interest required by this Section to be paid in the event of any such withholding. The Company covenants to indemnify the Trustee, the Principal Paying Agent and any other Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

         SECTION 1005. CORPORATE EXISTENCE.

         Subject to Article Seven, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter or statutory) and franchises and that of each of its Subsidiaries; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise of any Subsidiary if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not disadvantageous in any material respect to the Holders.

         SECTION 1006. MAINTENANCE OF PROPERTIES.

         The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

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         SECTION 1007. PAYMENT OF TAXES AND OTHER CLAIMS.

         The Company will pay or discharge or cause to be paid or discharged
(1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         SECTION 1008.  STATEMENT OF OFFICERS AS TO DEFAULT.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year (which on the date hereof ends on June 30) of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         SECTION 1009. WAIVER OF CERTAIN COVENANTS.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1005 to 1007, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

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         SECTION 1010. WAIVER OF USURY LAWS.

         The Company shall not insist (to the extent that it may lawfully do so) at any time upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury or similar law which would prohibit or forgive the Company from paying all or any portion of the interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force.

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                               ARTICLE ELEVEN

                          Redemption of Securities

         SECTION 1101. RIGHT OF REDEMPTION.

         The Securities may be redeemed subject to the conditions, at the times and at the Redemption Prices specified in the forms of Securities set forth in Section 202, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that until the ninetieth day after the Exchange Date, the Company may not redeem the Securities other than under the circumstances described in the third paragraph on the reverse side of such forms (involving United States taxes) or in the fourth paragraph on the reverse side of such forms (involving certification requirements).

         SECTION 1102. APPLICABILITY OF ARTICLE.

         Redemption of Securities, as permitted or required by any provision of the Securities or this Indenture, shall be made in accordance with such provision and this Article.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

         SECTION 1103. ELECTION TO REDEEM; NOTICE TO TRUSTEE

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption of all of the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee and the Principal Paying Agent), notify the Trustee and the Principal Paying Agent of such Redemption Date. In case of any redemption of less than all the Securities, the Company shall, at least 75 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee and the Principal Paying Agent), notify the Trustee and the Principal Paying Agent of such Redemption Date and of the principal amount of Securities to be redeemed. If

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the Securities are to be redeemed pursuant to an election of the Company which is subject to a condition specified in the forms of Securities set forth in Section 202, the Company shall furnish the Trustee and the Principal Paying Agent with (i) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company to so redeem have occurred and (ii) with respect to a redemption as a result of the circumstances described in the third paragraph on the reverse of the form of Securities set forth in Section 202, an opinion of independent counsel (who shall be reasonably satisfactory to the Trustee) to such effect based on such statement of facts.

         SECTION 1104.  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

         If less than all the Securities are to be redeemed, the particular Securities to be so redeemed shall be selected not more than 60 days prior to the Redemption Date by the Principal Paying Agent, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and equitable and which may provide for the selection for redemption of portions (equal to U.S. $5,000 or any integral multiple thereof) of the principal amount of Registered Securities of a denomination larger than U.S. $5,000. Partial redemptions of Securities at the option of the Company may only be made in aggregate principal amounts of not less than U.S. $1,000,000.

         If any Registered Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Principal Paying Agent as Outstanding for the purpose of such selection.

         The Principal Paying Agent shall promptly notify the Company, the Trustee and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Registered Securities selected for partial redemption, the principal amount thereof to be redeemed.

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         SECTION 1105. NOTICE OF REDEMPTION.

         Notice of redemption shall be given in the manner provided in
Section 105 to the Holders of Securities to be redeemed. If all of the Outstanding Securities are to be so redeemed, notice shall be given once not less than 30 nor more than 60 days prior to the Redemption Date. If less than all the Outstanding Securities are to be so redeemed, notice shall be given twice, the first such notice to be given not more than 75 nor less than 60 days prior to the Redemption Date and the second notice to be given at least 20 days after the first such notice but not less than 30 days prior to the Redemption Date.

         All notices of redemption shall state:

         (1) the Redemption Date,

         (2) the Redemption Price,

         (3) if less than all the Outstanding Securities are to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities which will be Outstanding after such partial redemption,

         (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed, and that interest thereon shall cease to accrue on and after said date,

         (5) the Conversion Price, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion, and

         (6) the place or places where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price.

         In case of a partial redemption, the first notice given shall specify the last date on which exchanges or transfers of Securities may be made pursuant to Section 305, and the second notice shall specify the serial numbers of the Bearer Securities called for redemption and, in the case of Registered Securities, the serial numbers and the portions thereof called for redemption.

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         Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's request, by the Principal Paying Agent in the name of and at the expense of the Company.

         SECTION 1106. DEPOSIT OF REDEMPTION PRICE.

         On or prior to any Redemption Date, the Company shall deposit with the Principal Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called or tendered for redemption on that date which have been converted prior to the date of such deposit.

         If any Security called or tendered for redemption is converted, any money deposited with the Principal Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 307) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

         SECTION 1107. SECURITIES PAYABLE ON REDEMPTION DATE

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the coupons for such interest appertaining to Bearer Securities shall, except to the extent provided below, be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of coupons for such interest (at an office or agency outside the United States except as otherwise provided in the forms of

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Security set forth in Section 202); and PROVIDED, FURTHER, that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Date according to their terms and the provisions of Section 307.

         If any Security called or tendered for redemption shall not be paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

         If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee or the Principal Paying Agent, if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; PROVIDED, HOWEVER, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside of the United States (except as otherwise provided in the forms of Security set forth in Section 202).

         SECTION 1108. REGISTERED SECURITIES REDEEMED IN PART.

         Any Registered Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee or the Principal Paying Agent so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee and the Principal Paying Agent duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Registered Security without service charge, a new Registered Security or Securities, of any authorized

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denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Registered Security so surrendered.

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

                               ARTICLE TWELVE

                          Conversion of Securities

         SECTION 1201. CONVERSION PRIVILEGE AND CONVERSION PRICE.

         Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any definitive Security or, in the case of any Registered Security, any portion of the principal amount thereof which is U.S. $5,000 or an integral multiple of U.S. $5,000 may be converted at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock, at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall commence at the opening of business on the Exchange Date and expire at the close of business on May 21, 2002. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the date five business days next preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption.

         The price at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall be initially U.S. $37.00 per share of Common Stock. The Conversion Price shall be adjusted in certain instances as provided in paragraphs (1), (2), (3) and (5) of Section 1204.

         SECTION 1202. EXERCISE OF CONVERSION PRIVILEGE.

         In order to exercise the conversion privilege, the Holder of any definitive Security to be converted shall surrender such Security, together in the case of Bearer Securities with all unmatured coupons and any matured coupons in default appertaining thereto, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose pursuant to Section 1002, accompanied by written notice to the Company at such office or agency that the Holder elects to convert such Security or, in the case of Registered Securities, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted that is U.S. $5,000 or an integral multiple of

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

U.S. $5,000. Registered Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Registered Securities or portions thereof which have been called for redemption on a Redemption Date within such period) be accompanied by payment in funds reasonably acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Registered Securities being surrendered for conversion (or, if such Registered Security was issued in exchange for a Bearer Security after the close of business on such Regular Record Date, by surrender of one or more coupons relating to such Interest Payment Date or by both payment in such funds and surrender of such coupon or coupons, in either case, in an amount equal to the interest payable on such Interest Payment Date on the principal amount of the Registered Security then being converted). Except as provided in the preceding sentence and subject to the last paragraph of Section 307, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

         Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1203.

         In the case of any Registered Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Registered Security or Registered Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Registered Securities, which new Registered Security or

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Securities shall bear the same legend or legends as the Registered Security surrendered for conversion.

         SECTION 1203. FRACTIONS OF SHARES.

         No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or, in the case of Registered Securities, specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon the conversion of any Security or Securities (or in the case of Registered Securities, specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the current market value of such fractional interest computed to the nearest cent on the basis of the Closing Market Price Per Share of the Common Stock on the last day prior to the day of conversion on which there is such a Closing Market Price Per Share.

         SECTION 1204. ADJUSTMENT OF CONVERSION PRICE.

         (1) In case at any time after May 5, 1987 the Company shall (i) pay or make a dividend or other distribution on any class or series of capital stock of the Company in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, (iv) issue by reclassification of its Common Stock any shares of its capital stock, or (v) make a distribution on its Common Stock in shares of its capital stock other than Common Stock, the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of a Security thereafter converted may receive the number of shares of Common Stock or capital stock of the Company which he would have owned immediately following such action if he had converted the Security immediately prior to such action. Such adjustment shall become effective immediately at the opening of business on the day following the record date, if any, in the case of a dividend, distribution, subdivision, combination or reclassification with respect to which the Company has fixed a record date for the determination of shareholders entitled to receive such dividend, distribution, subdivision, combination or reclassification, or if no such record date has been fixed, such reduction shall become effective immediately after the opening of business on the day following the effective date of such dividend, distribution, subdivision, combination or reclassification. For the purposes of paragraph (1)(i), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

         (2) In case at any time after May 5, 1987 the Company shall issue rights or warrants to all holders of its Common Stock entitling them initially to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (4) of this Section 1204) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to be made whenever such rights or warrants are issued and will become effective immediately at the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company.

         (3) In case at any time after May 5, 1987 the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or any of its assets, or any rights or warrants entitling

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

holders thereof to subscribe for or purchase securities of the Company or any other securities (but excluding any rights or warrants referred to in paragraph (2) of this Section 1204, any dividend or distribution paid in cash, any dividend or distribution paid out of the surplus of the Company or the consolidated net profits for the then current or preceding fiscal year of the Company and any dividend or distribution referred to in paragraph (1) of this Section), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such action by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph
(4) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such distribution less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of the portion of such assets or evidences of indebtedness or shares or rights or warrants so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to be made whenever such distribution is made and shall become effective immediately at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. In the event that the Company shall distribute or shall have distributed to all holders of shares of Common Stock, rights or warrants to purchase securities that are not initially detachable from the Common Stock (whether or not such distribution shall have occurred prior to the date of this Indenture), then the distribution of separate certificates representing such rights or warrants subsequent to their initial distribution shall be deemed to be the distribution of such rights or warrants for purposes of this paragraph (3). Notwithstanding the foregoing, in the event that the Company shall distribute rights or warrants to purchase securities ("Rights") to holders of Common Stock, the Company may, in lieu of making the foregoing adjustment pursuant to this paragraph (3) and to the extent such Rights would be issued with other shares of Common Stock issued at the time of conversion, make proper provision so that each Holder of a Security who converts such Security (or any portion thereof) (a) before the record date for such distribution shall be entitled to receive upon such conversion shares of Common Stock issued with Rights and (b) after the record date for such distribution (but prior to the expiration or redemption of the Rights) shall be entitled to receive upon such conversion,

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in addition to the shares of Common Stock issuable upon such conversion, the same number of Rights to which a holder of the number of shares of Common Stock into which the principal amount of the Security so converted was convertible immediately prior to the record date for such distribution would have been entitled on the record date for such distribution in accordance with the terms and provisions of and applicable to the Rights.

          (4) For the purpose of any computation under paragraphs (2) and (3) of this Section, the current market price per share of Common Stock in any case shall be deemed to be the average of the Closing Market Prices Per Share for 20 consecutive trading days selected by the Company during the period commencing 30 trading days before the day in question.

          (5) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1 per cent. in the Conversion Price; PROVIDED, HOWEVER, that any adjustments which by reason of this paragraph (5) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          (6) No adjustment in the Conversion Price shall be required in the case of transactions (i) in which the Holders of Securities are entitled to participate on a basis and with notice that the Board of Directors determines to be fair and appropriate or (ii) which effectuate a change in the par value or lack thereof of the Common Stock.

          (7) The Company from time to time may reduce the Conversion Price by any amount for any period of time, provided that the reduction is effective for at least 20 days and that the reduction is irrevocable during such period. Whenever the Conversion Price is reduced, the Company shall publish notice of the reduction to Holders of Securities. The Company shall publish such notice at least 15 days before the date the reduced Conversion Price takes effect. The notice shall state the reduced Conversion Price and the period it will be in effect. After the expiration of such period, the Conversion Price shall revert to the price immediately preceding such reduction. The Company may also, from time to time, reduce the Conversion Price in order to avoid taxation of the Company's stockholders in connection with the transactions described in this Section

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1204. The Company may, but is not required to, reduce the Conversion Price if the making of, or a failure to make, an adjustment in the Conversion Price under this Article would cause imposition of a tax on the Company's stockholders.

         (8) In any case in which this Section 1204 shall require that an adjustment be made, the Company may elect to defer (but only until five Business Days in the Place of Conversion following the effective date of such adjustment) the issuance to the holder of any Securities converted after such effective date of the shares of Common Stock or rights or warrants issuable on such conversion in excess of or in addition to the shares of Common Stock issuable on such conversion on the basis of the Conversion Price prior to such adjustment.

         SECTION 1205. NOTICE OF ADJUSTMENTS OF CONVERSION PRICE.

         Whenever the Conversion Price is adjusted as herein provided:

         (a) the Company shall compute the adjusted Conversion Price in accordance with Section 1204 and shall prepare a certificate signed by the Treasurer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee and at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002; and

         (b) a notice stating that the Conversion Price has been adjusted and setting forth in reasonable detail the facts upon which such adjustment is based the adjusted Conversion Price shall as soon as practicable after the effectiveness of such adjustment be mailed by the Company to all Registered Holders at their last addresses as they shall appear in the Security Register and shall be published (but only once) in accordance with Section 105.

         SECTION 1206. NOTICE OF CERTAIN CORPORATE ACTION.

         In case at any time after May 5, 1987:

         (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable

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    otherwise than in cash or out of its surplus or its consolidated net profits for its then current or preceding fiscal year; or

         (b) the Company shall authorize the granting to all holders of its Common Stock of rights or warrants to subscribe for or purchase Common Stock or of any other rights; or

         (c) there shall occur any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company; or

         (d) there shall occur the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then (unless the Company has filed and mailed a notice pursuant to Section 1205 with respect to the events described in this Section 1206) the Company shall cause to be filed with the Trustee and at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002, and shall cause to be mailed to all Registered Holders at their last addresses as they shall appear in the Security Register and shall publish (but only once) in accordance with Section 105, in each case, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice, or any defect therein, shall not

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affect the validity of the proceedings referred to in clauses (a), (b), (c)
or (d) above.

         SECTION 1207. COMPANY TO RESERVE COMMON STOCK.

         The Company shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all Outstanding Securities.

         The Company shall promptly after the issuance of the Global Security endeavor (i) to cause all registrations with, and to obtain any approval by, any governmental authority under any Federal or state law of the United
States that may be required before the shares of Common Stock may be lawfully issued or transferred and delivered pursuant to this Article and (ii) to list or arrange for the quotation of the shares of Common Stock required to be issued or delivered upon conversion of Securities prior to such issue or delivery on each national securities exchange or quotation system on which the outstanding Common Stock is listed or quoted at the time of such delivery.

         SECTION 1208. TAXES ON CONVERSIONS.

         The Company will pay any and all stamp, excise or similar taxes or duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

         SECTION 1209. COVENANT AS TO COMMON STOCK.

         The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 1208, the Company will pay all taxes or duties, liens and charges with respect to the issue thereof.

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         SECTION 1210. CANCELLATION OF CONVERTED SECURITIES.

         All Securities delivered for conversion shall be delivered to the Principal Paying Agent to be cancelled by or at the direction of the Principal Paying Agent, which shall dispose of the same as provided in
Section 309.

         SECTION 1211. PROVISIONS IN CASE OF CONSOLIDATION, MERGER, SALE OF ASSETS OR RECLASSIFICATION.

        (a) In case of any consolidation of the Company with, or merger of the Company into, any other corporation (other than a merger or consolidation in which the Company is the continuing corporation), or in case of any sale or transfer of all or substantially all of the properties and assets of the Company as an entirety, the corporation formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 1201, to convert such Security, in lieu of conversion into the shares of Common Stock deliverable on conversion immediately prior to such event, only into the kind and amount of securities and/or cash and/or other property, if any, receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming, if such consolidation, merger, sale or transfer is prior to the Exchange Date, that the Securities were convertible at the time of such consolidation, merger, sale or transfer at the initial Conversion Price specified in Section 1201 as adjusted from May 5, 1987 to such time pursuant to Section 1204.

         (b) In case of any reclassification or change of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination) or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which the holders of the shares of Common Stock thereafter receive securities and/or cash and/or other property for such shares of Common Stock (including for this purpose shares reflecting a change in par value or from par value to no

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par value or as a result of a subdivision or combination of the shares of
Common Stock), the Company (and any issuer of securities and/or cash and/or property exchanged for Common Stock) shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 1201, to convert such Security, in lieu of conversion into the shares of Common Stock deliverable on such conversion immediately prior to such event, only into the kind and amount of securities and/or cash and/or other property, if any, receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock into which such Security might have been converted immediately prior to such reclassification, change, consolidation or merger, assuming, if such reclassification, change, consolidation or merger is prior to the Exchange Date, that the Securities were convertible at the time of such reclassification, change, consolidation or merger at the initial Conversion Price specified in Section 1201 as adjusted from May __, 1987 to such time pursuant to Section 1204. If, as a result of this subsection (b), the holder of any Securities thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a Board Resolution) shall determine the allocation of the Conversion Price between or among shares of such classes of capital stock.

     (c) Supplemental indentures referred to in subsections (a) and (b) above shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales, transfers, reclassifications or changes.

     SECTION 1212.  RESPONSIBILITY OF TRUSTEE FOR CONVERSION PROVISIONS.

     The Trustee, subject to the provisions of Section 601, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same.


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Neither the Trustee, subject to the provisions of Section 601, nor any
Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any other securities or property, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 601, nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of stock or stock Certificates or other securities or property upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of
Section 601, and any Conversion Agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.



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                              ARTICLE THIRTEEN

                         Subordination of Securities

     SECTION 1301. SECURITIES SUBORDINATE TO SENIOR DEBT.

     The Company covenants and agrees, and each Holder of a Security or coupons appertaining thereto, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and coupons appertaining thereto and the payment of the principal of (and premium, if any) and interest on each and all of the Securities and coupons appertaining thereto are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Debt.

     SECTION 1302.  PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

     In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event the holders of Senior Debt shall be entitled to receive payment in full of all amounts due on or in respect of all Senior Debt, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities or the coupons appertaining thereto or the Trustee shall be entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities and the coupons appertaining thereto or of this Indenture, and to that end the holders of Senior Debt shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities which may be payable or deliverable in respect of the Securities, the coupons appertaining thereto or of this Indenture in any such case, proceeding, dissolution, liquidation or other winding up or event.



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     In the event that, notwithstanding the foregoing provisions of this
Section, the Trustee or the Holder of any Security or any coupon appertaining thereto shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, before all Senior Debt is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

     The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another corporation upon the terms and conditions set forth in Article Seven shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the corporation formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Seven.

     SECTION 1303. PRIOR PAYMENT TO SENIOR DEBT UPON ACCELERATION OF
                   SECURITIES.

     In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Debt shall be entitled to receive payment in full of amounts due on or in respect of all Senior Debt, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities or coupon appertaining thereto are entitled to receive any payment by the Company on account of the principal of (or premium, if any) or interest on the

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Securities or such coupons or on account of the purchase or other acquisition of Securities or such coupons.

     In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security or any coupon appertaining thereto prohibited by the foregoing provision of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

     The provisions of this Section will not apply to any payment with respect to which Section 1302 would be applicable.

     SECTION 1304.  NO PAYMENT WHEN SENIOR DEBT IN DEFAULT.

     (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Debt beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Debt shall have occurred and be continuing permitting the holders of such Senior Debt (or a trustee on behalf of the holders thereof) to declare such Senior Debt due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and any acceleration based thereon shall have been rescinded or annulled, then no payment shall be made by the Company on account of principal of (or premium, if any) or interest on the Securities or the coupons appertaining thereto or on account of the purchase or other acquisition of Securities. In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security or any coupon appertaining thereto prohibited by the foregoing provisions of this Section, and if such fact shall then have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

     (b) In the event any judicial proceeding shall be pending with respect to any default in payment or event of default described in sub-paragraph (a) above, then the Company may elect not to make any payment on account of principal of (or premium, if any) or interest on the



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Securities or the coupons appertaining thereto or on account of the purchase or other acquisition of Securities; provided, however, that no such payment shall be made if such payment would prejudice the rights of the holders of Senior Debt.

     The provisions of this Section shall not apply to any payment with respect to which Section 1302 would be applicable.

     SECTION 1305. PAYMENT PERMITTED IF NO DEFAULT.

     Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceedings, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1302 or under the conditions described in Section 1303 or 1304, from making payments at any time of principal of (and premium, if any) or interest on the Securities or coupons appertaining thereto, or (b) the application by the Trustee or any Paying Agent of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Securities or coupons appertaining thereto or the retention of such payment by the Holders of the Securities or coupons appertaining thereto, if, one day prior to the time of such application by the Trustee or such Paying Agent, the Trustee or such Paying Agent did not have knowledge that such payment would have been prohibited by the provisions of this Article.

     SECTION 1306. SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR DEBT.

     Subject to the payment in full of all Senior Debt, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the Holders of such Senior Debt pursuant to the provisions of this Article (equally and ratably with the holders of all "indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation, all such subordinated indebtedness being hereinafter referred to as "PARI PASSU indebtedness") to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until


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

the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Securities or the coupons appertaining thereto or of PARI PASSU indebtedness or the Trustee or the trustee with respect to PARI PASSU indebtedness would be entitled except for the provisions of this Article or similar provisions applicable to PARI PASSU indebtedness, as the case may be, and no payments over pursuant to the provisions of this Article or similar provisions applicable to PARI PASSU indebtedness, as the case may be, to the holders of Senior Debt by Holders of the Securities or the coupons appertaining thereto or of PARI PASSU indebtedness or the Trustee or the trustee with respect to PARI PASSU indebtedness, shall, as among the Company, its creditors other than holders of Senior Debt, and the Holders of the Securities and the coupons appertaining thereto or of PARI PASSU indebtedness, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

     SECTION 1307. PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

     The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities and the coupons appertaining thereto and the holders of PARI PASSU indebtedness, on the one hand, and the holders of Senior Debt, on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities and the coupons appertaining thereto, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities and the coupons appertaining thereto the principal of (and premium, if any) and interest on the Securities and the coupons appertaining thereto as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and the coupons appertaining thereto and creditors of the Company other than the holders of Senior Debt; or (c) prevent the Trustee or the Holder of any Security or coupon appertaining thereto from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash,

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property and securities otherwise payable or deliverable to the Trustee or such Holder.

     SECTION 1308. TRUSTEE TO EFFECTUATE SUBORDINATION.

     Each Holder of a Security or coupon appertaining thereto by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

     SECTION 1309. NO WAIVER OF SUBORDINATION PROVISIONS.

     No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities or the coupons appertaining thereto, without incurring responsibility to such Holders and without impairing or releasing the subordination provided in this Article or the obligations hereunder of such Holders to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

     SECTION 1310. NOTICE TO TRUSTEE.

     The Company shall give prompt written notice to the Trustee of any fact known to the Company which would

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prohibit the making of any payment to or by the Trustee in respect of the
Securities or the coupons appertaining thereto. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities or the coupons appertaining thereto, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of
Section 601, shall be entitled in all respects to assume that no such facts exist.

     Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee therefor) to establish that such notice has been given by a holder of Senior Debt (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     SECTION 1311. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING
                   AGENT.

     Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities and coupons appertaining thereto shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other

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Person making such payment or distribution, delivered to the Trustee or to such Holders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

     SECTION 1312. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR DEBT.

     The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or the coupons appertaining thereto or to the Company or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

     SECTION 1313. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR DEBT; PRESERVATION OF TRUSTEE'S RIGHTS.

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.

     SECTION 1314. ARTICLE APPLICABLE TO PAYING AGENTS.

     The term "Trustee" as used in this Article shall (unless the context otherwise requires) be construed as extending to and including each Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; PROVIDED, HOWEVER, that Section 1313 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

     This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       CETUS CORPORATION

                                       By /s/ Hollings C. Renton
                                          -----------------------------------
Attest:

/s/ Michael S. Ostrach
------------------------------------
Asst Secretary

                                       BANKERS TRUST COMPANY, as Trustee

                                       By /s/ Michael Ravensbergen
                                          -----------------------------------
                                          Authorized Officer

Attest:

/s/ S. Ward
------------------------------------
Authorized Officer

                                   EXHIBIT A

                [Form of certificate to be given by Euro-clear and
                                  CEDEL S.A.]

                                  CERTIFICATE

                               CETUS CORPORATION

          5 1/4 PER CENT. CONVERTIBLE SUBORDINATED DEBENTURES DUE 2002

     This is to certify with respect to U.S. $_________ principal amount of the above-captioned Securities (i) that we have received a certificate in writing or tested telex with respect to each of the persons appearing in our records as persons entitled to a portion of such principal amount (our "Qualified Account Holders") either (a) from such Qualified Account Holder, substantially in the form of Exhibit B to the Indenture dated as of May 21, 1987 (the "Indenture") in respect of such Securities or (b) from Swiss Bank Corporation International Limited, substantially in the form of Exhibit D to the Indenture, and (ii) that we are not submitting herewith for exchange any portion of the Global Security representing the above-captioned Securities excepted in such certificates.

     We further certify that as of the date hereof we have not received any notification from any of our Qualified Account Holders or Swiss Bank Corporation International Limited to the effect that the statements made by such Qualified Account Holders or Swiss Bank Corporation International Limited, as the case may be, with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

     We understand that this certificate is required in connection with certain securities and tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

     Dated:          , 19  *



                                        [MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK, BRUSSELS OFFICE, AS OPERATOR OF
                                        THE EURO-CLEAR CLEARANCE SYSTEM]
                                        [CEDEL S.A.]

                                        By
                                          ------------------------------

---------------
* To be dated no earlier than the Exchange Date, except in the case of an exchange with respect to which the clearance system has received a certificate referred to in clause (i)(b) of the first paragraph hereof.

                                   EXHIBIT B

                  [Form of certificate to be given by Qualified
                                Account Holders]

                                  CERTIFICATE

                               CETUS CORPORATION

       5 1/4 PER CENT. CONVERTIBLE SUBORDINATED DEBENTURES DUE 2002

     This is to certify that as of the date hereof (a) except as provided in
(b) below, no part of the interest in the U.S. $[         ] of the
above-described Securities appearing in your books as held for our account is being acquired by or on behalf of a citizen or resident of the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction ("United States") or a corporation, partnership or other entity created or organized in or under the laws of the United States or any State thereof or an estate or trust the income of which is subject to United States federal income taxation regardless of its source (a "U.S. person") or a person who has purchased such Securities for offer to resell or for resale to a U.S.
person or to any person in the United States, and (b) U.S. $[         ] of
such Notes appearing in your books as held for our account are beneficially owned by branches of United States banks located outside the United States which have signed and furnished to us a letter substantially in the form of Exhibit C to the Indenture dated as of May 21, 1987 in respect of such Securities.

     We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on [THE EXCHANGE DATE] as to all of the above-captioned Securities then appearing in your books as being held for our account.

     We understand that this certificate is required in connection with certain securities and tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

                                        --------------------------------------
                                                   Account Holder

Dated                            *



--------------------
*     To be dated on or after the 15th day before the Exchange Date.

                                   EXHIBIT C

              [Form of Investment Letter for U.S. Bank Branch]

                       [Letterhead of U.S. Bank Branch]

[Address of Account-Holder]



     Purchase of U.S. $_____________* principal amount of Cetus
     Corporation (the "Company") 5 1/4 per cent. Convertible
     Subordinated Debentures due 2002 (the "Securities")
     -----------------------------------------------------------

                                                                         [Date]

Dear Sirs,

     In connection with our purchase of Securities we confirm that:

     1. We are a branch located outside the United States of a bank organized under federal or state law in the United States, we are a financial institution as defined in United States Treasury regulation section 1.165-12
(c)(1)(v) we agree to comply with the requirements of section 165(j)(3)(A),
(B) or (C) of the United States Internal Revenue Code of 1986 and the regulations thereunder, we are not purchasing the Securities for offer to resell or for resale in the United States and, as a condition of our purchase of the Securities, we agree to provide or cause to be provided on delivery of the Securities in definitive form certificates substantially in the form of Exhibits A and B to the Indenture relating to the Securities and to furnish a copy of this letter to any person that will provide the certificate in the form of Exhibit B to the Indenture.

------------
*    Not less than U.S. $500,000 minimum principal amount.

     2. We understand that the Securities are not being, and that the shares of common stock (the "Common Stock") of the Company into which the Securities are convertible (the "Conversion Shares") may not be, registered under the United States Securities Act of 1933 (the "1933 Act") and are being sold to us in a transaction that is exempt from the registration requirements of the 1933 Act.

     3. (a) We have received a copy of the Offering Circular relating to the Securities, and (b) any information we desire concerning the Securities, the Common Stock, the Company or any other matter relevant to our decision to purchase the Securities is or has been made available to us.

     4. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and we are able to bear the economic risks of investment in the Securities.

     5. We are acquiring the Securities for our own account and not with a view to any distribution of the Securities or the Conversion Shares, subject, nevertheless, to the understanding that the disposition of our property shall at all times be and remain within our control.

     6. We agree that in the event that at some future time we wish to dispose of any of the Securities or the Conversion Shares (such disposition not being currently foreseen or contemplated), we will not transfer any of the Securities or Conversion Shares unless:

     (A) (1) the sale is to an Eligible Purchaser (as defined below) of at least U.S. $500,000 principal amount of Securities or market value of Conversion Shares, as the case may be, (2) a letter to substantially the same effect as this letter (excluding paragraph 3(a)) is executed promptly by the purchaser and (3) all offers or solicitations in connection with the sale, whether directly or through any agent acting on our behalf, are limited to Eligible Purchasers and are not made by means of any form of general advertising or solicitation; or

     (B) the Securities or Conversion Shares are transferred pursuant to Rule 144 by us after we have held them for more than three years; or

     (C) such transfer is a transfer of Securities and is outside the United States to a non-United

     States person who represents in writing (i) that it is not purchasing the Securities for the account of a United States person and that it will not offer or sell any such Securities directly or indirectly in the United States or to any United States person, and (ii) if such person is a dealer in securities, that it will deliver to any person to whom it sells any such Securities a confirmation containing substantially the same statement, including this Clause; or

     (D) the Securities or Conversion Shares are transferred in any other transaction that does not require registration under the 1933 Act and we theretofore have furnished to the Company a satisfactory opinion of counsel to such effect.

     "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction, and "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any State thereof or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. "Eligible Purchaser" means a corporation, partnership or other entity which we have reasonable grounds to believe and do believe can make representations with respect to itself to substantially the same effect as the representations set forth herein.

                                       Very truly yours,

                                       [Name of U.S. Bank Branch]



                                       By
                                         --------------------------------------

                                  EXHIBIT D

                  [Form of certificate to be given by SBCI]

                                 CERTIFICATE

                              CETUS CORPORATION

     5 1/4 PER CENT. CONVERTIBLE SUBORDINATED DEBENTURES DUE 2002

     This is to certify that we have received from a United States Institutional Investor (as defined in the indenture pursuant to which the above-captioned Securities of CETUS CORPORATION (the "Company") were issued) a letter in the form submitted herewith.

     We believe that such United States Institutional Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment, and that it is an "accredited investor" within the meaning of Regulation D under the United States Securities Act of 1933.

     We understand that this certificate is required in connection with the United States law. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered by this certificate.

Dated:               , 198

                                   SWISS BANK CORPORATION INTERNATIONAL LIMITED

                                   By
                                      ----------------------------------
                                             Authorized Officer

                                 EXHIBIT E

          [Form of letter delivered by United States Institutional Investors, to be attached to the certificate given by SBCI]

CETUS CORPORATION
1400 Fifty-Third Street
Emeryville, California 94608

Swiss Bank Corporation International Limited
Three Keys House
130 Wood Street
London EC2V 6AQ

Re:  Purchase of U.S. $______ * principal amount of
     Cetus Corporation (the "Company") 5 1/4 per cent.
     Convertible Subordinated Debentures due 2002
     (the "Securities")
     -------------------------------------------------

                                                                         , 1987

Dear Sirs:

     In connection with our purchase of the Securities we confirm that:

     1. We understand that the Securities are not being, and that the shares of common stock (the "Common Stock") of the Company into which the Securities are convertible (the "Conversion Shares") may not be, registered under the United States Securities Act of 1933 (the "1933 Act") and that the Securities are being sold to us in a transaction that is exempt from the registration requirements of the 1933 Act.

     2. (a) We have received a copy of the Offering Circular relating to the Securities; and (b) any information we desire concerning the Securities, the Common Stock, the Company thereof or any other matter relevant to our decision to purchase the Securities is or has been made available to us.



-------------
*    Not less than U.S. $500,000 minimum principal amount.

    3. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and we (and any account for which we are purchasing under paragraph (iv) below) are able to bear the economic risks of investment in the Securities.

     4. We are acquiring the Securities for our own account and not as a nominee or agent for any other person (except for accounts as to which we exercise sole investment discretion) and not with a view to any distribution of the Securities or the Conversion Shares subject, nevertheless, to the understanding that the disposition of our property shall at all times be and remain within our control.

     5. We agree that in the event that at some future time we wish to dispose of any of the Securities or the Conversion Shares (such disposition not being currently foreseen or contemplated), we will not transfer any of the Securities or Conversion Shares unless:

          (A) (1) the sale is to an Eligible Purchaser (as defined below) of at least U.S. $500,000 principal amount of Securities or market value of Conversion Shares, as the case may be, (2) a letter to substantially the same effect as this letter (excluding paragraph 2(a)) is executed promptly by the purchaser and (3) all offers or solicitations in connection with the sale, whether directly or through any agent acting on our behalf, are limited to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever;

          (B) the Securities or Conversion Shares are transferred pursuant to Rule 144 by us after we have held them for more than three years; or

          (C) the Securities or Conversion Shares are transferred in any other transaction that does not require registration under the 1933 Act and we theretofore have furnished to the Company a satisfactory opinion of counsel to such effect.

     6. We understand that the Securities will be deposited with a common depositary for the Euro-clear Clearance System and CEDEL S.A. in the form of a temporary global security, that in order to receive definitive Securities we (or any purchaser from us) will be required to make statements substantially to the effect contained in this letter, that definitive Securities will be issued to us (or any purchaser from us) only in registered form, and that the definitive Securities, and Conversion Shares, will bear a legend to substantially the following effect (except that such Conversion Shares need not bear the second legend):

          "This Security has not been registered under the United States Securities Act of 1933 and may not be offered or sold except in compliance with such Act. The transfer of this Security is subject to certain restrictions set forth in a letter to Swiss Bank Corporation International Limited and Cetus Corporation executed by or on behalf of the holder hereof.

          This Security cannot be exchanged for a Bearer Security."

The first paragraph of this legend may be removed upon determination by the Company that the Security or Conversion Shares, as the case may be, have been transferred pursuant to Rule 144 under the 1933 Act or if the Company has received an opinion of counsel satisfactory to it to the effect that such paragraph may be removed.

     "ELIGIBLE PURCHASER" means a corporation, partnership or other entity which we have reasonable grounds to believe and do believe can make representations with respect to itself to substantially the same effect as the representations set forth herein.

                                      Very truly yours,

                                      ----------------------------
                                          (NAME OF PURCHASER)

                                      By
                                        --------------------------
                                           AUTHORIZED OFFICER